Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Type	POS AM
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	Energy Future Competitive Holdings CO
Entity Central Index Key	0001445049
Entity Filer Category	Non-accelerated Filer

Statements of Consolidated Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating revenues	$ 7,040	$ 8,235	$ 7,911
Fuel, purchased power costs and delivery fees	(3,396)	(4,371)	(3,934)
Net gain from commodity hedging and trading activities	1,011	2,161	1,736
Operating costs	(924)	(837)	(693)
Depreciation and amortization	(1,470)	(1,380)	(1,172)
Selling, general and administrative expenses	(728)	(722)	(741)
Franchise and revenue-based taxes	(96)	(106)	(108)
Impairment of goodwill (Note 4)	0	(4,100)	(70)
Other income (Note 7)	48	903	59
Other deductions (Note 7)	(524)	(18)	(63)
Interest income	86	90	62
Interest expense and related charges (Note 19)	(3,792)	(3,067)	(2,121)
Income (loss) before income taxes	(2,745)	(3,212)	866
Income tax (expense) benefit (Note 6)	943	(318)	(351)
Net income (loss)	(1,802)	(3,530)	515
Net (income) loss attributable to noncontrolling interest	0	0	0
Net income (loss) attributable to EFCH	$ (1,802)	$ (3,530)	$ 515

Statements of Consolidated Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ (1,802)	$ (3,530)	$ 515
Cash flow hedges:
Net decrease in fair value of derivatives (net of tax benefit of $���, $��� and $10)	0	0	(20)
Derivative value net loss related to hedged transactions recognized during the period and reported in net income (loss) (net of tax benefit of $10, $31 and $72)	19	59	129
Total other comprehensive income	19	59	109
Comprehensive income (loss)	(1,783)	(3,471)	624
Comprehensive (income) loss attributable to noncontrolling interests	0	0	0
Comprehensive income (loss) attributable to EFCH	$ (1,783)	$ (3,471)	$ 624

Statements of Consolidated Comprehensive Income (Loss) (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net decrease in fair value of derivatives, tax benefit	$ 0	$ 0	$ 10
Derivative value net loss related to cash flow hedge transactions	$ 10	$ 31	$ 72

Statements of Consolidated Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows - operating activities:
Net income (loss)	$ (1,802)	$ (3,530)	$ 515
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	1,707	1,656	1,553
Deferred income tax expense (benefit) - net	(1,116)	534	324
Unrealized net gain from mark-to-market valuations of commodity positions	(58)	(1,221)	(1,225)
Unrealized net (gain) loss from mark-to-market valuations of interest rate swaps (Note 9)	812	207	(696)
Amortization of debt related costs, discounts, fair value discounts and losses on dedesignated cash flow hedges (Note 19)	227	226	324
Accretion expense related to asset retirement and mining reclamation obligations	48	57	59
Impairment of goodwill (Note 4)	0	4,100	70
Impairment of emissions allowances intangible assets (Note 3)	418	0	0
Debt extinguishment gains (Note 9)	0	(687)	0
Effect of Parent's payment of interest on pushed-down debt	81	231	265
Interest expense on toggle notes payable in additional principal (Notes 9 and 19)	166	217	207
Gain on termination of long-term power sales contract (Note 7)	0	(116)	0
Bad debt expense (Note 8)	56	108	116
Third-party fees related to debt amendment and extension transactions (reported as financing) (Note 9)	86	0	0
Net gain on sale of assets	(2)	(81)	(5)
Stock-based incentive compensation expense	5	7	4
Net equity loss from unconsolidated affiliate	4	5	7
Reversal of reserves recorded in purchase accounting (Note 7)	0	0	(34)
Impairment of land	0	0	34
Impairment of assets related to mining operations (Note 3)	9	0	0
Other, net	2	13	2
Changes in operating assets and liabilities:
Affiliate accounts receivable/payable ��� net	(4)	5	45
Accounts receivable ��� trade	175	258	(104)
Impact of accounts receivable securitization program (Note 8)	0	(383)	(33)
Inventories	(23)	(6)	(32)
Accounts payable ��� trade	(126)	(149)	(141)
Commodity and other derivative contractual assets and liabilities	(33)	(44)	(64)
Margin deposits - net	540	132	248
Other ��� net assets	(27)	20	(4)
Other ��� net liabilities	91	(302)	(51)
Cash provided by operating activities	1,236	1,257	1,384
Cash flows - financing activities:
Issuances of long-term debt (Note 9)	1,750	353	522
Repayments/repurchases of long-term debt/securities (Note 9)	(1,408)	(647)	(279)
Net short-term borrowings under accounts receivable securitization program (Note 8)	8	96	0
Increase (decrease) in other short-term borrowings (Note 9)	(455)	172	53
Notes due to affiliates	0	34	0
Decrease in income tax-related note payable to Oncor	(39)	(37)	(35)
Contributions from noncontrolling interests	16	32	48
Debt amendment, exchange and issuance costs and discounts, including third-party fees expensed	(843)	(13)	(35)
Other, net	(2)	37	5
Cash provided by (used in) financing activities	(973)	27	279
Cash flows - investing activities:
Notes due from affiliates	346	(503)	(822)
Capital expenditures	(530)	(796)	(1,324)
Nuclear fuel purchases	(132)	(106)	(197)
Reduction of restricted cash related to letter of credit facility (Note 19)	188	0	115
Other changes in restricted cash	(96)	(33)	3
Proceeds from sales of assets	49	141	41
Proceeds from sales of environmental allowances and credits	10	12	19
Purchases of environmental allowances and credits	(17)	(30)	(19)
Proceeds from sales of nuclear decommissioning trust fund securities	2,419	974	3,064
Investments in nuclear decommissioning trust fund securities	(2,436)	(990)	(3,080)
Money market fund redemptions	0	0	142
Other, net	9	(7)	10
Cash used in investing activities	(190)	(1,338)	(2,048)
Net change in cash and cash equivalents	73	(54)	(385)
Effect of consolidation of VIE	0	7	0
Cash and cash equivalents - beginning balance	47	94	479
Cash and cash equivalents - ending balance	$ 120	$ 47	$ 94

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents (Note 1)	$ 120	$ 47
Restricted cash (Note 19)	129	33
Trade accounts receivable ��� net (includes $524 and $612 in pledged amounts related to a VIE (Notes 2 and 8))	760	991
Notes receivable from parent (Note 18)	670	1,921
Inventories (Note 19)	418	395
Commodity and other derivative contractual assets (Note 14)	2,883	2,640
Margin deposits related to commodity positions	56	166
Other current assets	59	37
Total current assets	5,095	6,230
Restricted cash (Note 19)	947	1,135
Notes receivable from parent (Note 18)	922	0
Investments (Note 15)	629	602
Property, plant and equipment ��� net (Note 19)	19,218	20,155
Goodwill (Note 4)	6,152	6,152
Identifiable intangible assets - net (Note 4)	1,826	2,371
Commodity and other derivative contractual assets (Note 14)	1,552	2,071
Other noncurrent assets, principally unamortized debt amendment and issuance costs	999	428
Total assets	37,340	39,144
Current liabilities:
Short-term borrowings (includes $104 and $96 related to a VIE (Notes 2 and 9))	774	1,221
Advances from parent	7	0
Long-term debt due currently (Note 9)	39	658
Trade accounts payable	553	669
Trade accounts and other payables to affiliates	209	210
Notes payable to parent (Note 18)	57	46
Commodity and other derivative contractual liabilities (Note 14)	1,784	2,164
Margin deposits related to commodity positions	1,061	631
Accrued income taxes payable to parent (Note 18)	74	21
Accumulated deferred income taxes (Note 6)	53	4
Accrued taxes other than income	136	130
Accrued interest	394	326
Other current liabilities	266	250
Total current liabilities	5,407	6,330
Accumulated deferred income taxes (Note 6)	4,712	6,000
Commodity and other derivative contractual liabilities (Note 14)	1,692	869
Notes or other liabilities due affiliates (Note 18)	363	384
Long-term debt held by affiliates (Note 18)	382	343
Long-term debt, less amounts due currently (Note 9)	30,076	29,131
Other noncurrent liabilities and deferred credits (Note 19)	2,424	2,236
Total liabilities	45,056	45,293
Equity (Note 11):
Retained earnings	(15,121)	(13,319)
Accumulated other comprehensive loss, net of tax effect	(49)	(68)
EFCH shareholder's equity	(7,819)	(6,236)
Noncontrolling interests in subsidiaries	103	87
Total equity	(7,716)	(6,149)
Total liabilities and equity	37,340	39,144
Common Class A [Member]
Equity (Note 11):
Common stock	368	358
Common Class B [Member]
Equity (Note 11):
Common stock	$ 6,983	$ 6,793

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Trade accounts receivable from VIE	524	612
Short-term borrowings related to VIE	104	96
Common Class A [Member]
Common Stock, Shares, Outstanding	2,062,768	2,062,768
Common Class B [Member]
Common Stock, Shares, Outstanding	39,192,594	39,192,594

Statements of Consolidated Equity (USD $) In Millions, unless otherwise specified	Total	Preferred Stock [Member]	Common Class A [Member]	Common Class B [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]		Stockholders' Equity, Total [Member]	Noncontrolling Interest [Member]
Beginning Balance at Dec. 31, 2008		$ 1	$ 277	$ 5,261	$ (10,305)	$ (236)	[1]		$ 0
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Redemptionof preferred stock		(1)
Effects of debt push-down from EFH Corp. (Note 9)			6	101
Effects of stock-based incentive compensation plans				5
Net income (loss) attributable to EFCH	515				515
Other				1	0
Change during the period	109					109	[1]
Net (income) loss attributable to noncontrolling interest	0								0
Effect of consolidation of TXU Receivables Company									0
Investment in subsidiary by noncontrolling interests									48
Ending Balance at Dec. 31, 2009	(4,218)	0	283	5,368	(9,790)	(127)	[1]	(4,266)	48
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Redemptionof preferred stock		0
Effects of debt push-down from EFH Corp. (Note 9)			75	1,417
Effects of stock-based incentive compensation plans				8
Net income (loss) attributable to EFCH	(3,530)				(3,530)
Other				0	1
Change during the period	59					59	[1]
Net (income) loss attributable to noncontrolling interest	0								0
Effect of consolidation of TXU Receivables Company									7
Investment in subsidiary by noncontrolling interests									32
Ending Balance at Dec. 31, 2010	(6,149)	0	358	6,793	(13,319)	(68)	[1]	(6,236)	87
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Redemptionof preferred stock		0
Effects of debt push-down from EFH Corp. (Note 9)			10	184
Effects of stock-based incentive compensation plans				6
Net income (loss) attributable to EFCH	(1,802)				(1,802)
Other				0	0
Change during the period	19					19	[1]
Net (income) loss attributable to noncontrolling interest	0								0
Effect of consolidation of TXU Receivables Company									0
Investment in subsidiary by noncontrolling interests									16
Ending Balance at Dec. 31, 2011	$ (7,716)	$ 0	$ 368	$ 6,983	$ (15,121)	$ (49)	[1]	$ (7,819)	$ 103

[1]	All amounts relate to cash flow hedges.

Statements of Consolidated Equity (Parenthetical)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Common Class A [Member]
Common Stock, Shares Authorized	9,000,000	9,000,000	9,000,000
Common Stock, Shares, Outstanding	2,062,768	2,062,768	2,062,768
Common Class B [Member]
Common Stock, Shares Authorized	171,000,000	171,000,000	171,000,000
Common Stock, Shares, Outstanding	39,192,594	39,192,594	39,192,594

Business And Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Business And Significant Accounting Policies
BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business

References in this report to "we," "our," "us" and "the company" are to EFCH and/or its subsidiaries, as apparent in the context. See "Glossary" for defined terms.

EFCH, a wholly-owned subsidiary of EFH Corp., is a Dallas, Texas-based holding company. We conduct our operations almost entirely through our wholly-owned subsidiary, TCEH. TCEH is a holding company for subsidiaries engaged in competitive electricity market activities largely in Texas, including electricity generation, wholesale energy sales and purchases, commodity risk management and trading activities and retail electricity sales. Key management activities, including commodity risk management and electricity sourcing for our retail and wholesale customers, are performed on an integrated basis; consequently, there are no reportable business segments.

TCEH operates largely in the ERCOT market, and wholesale electricity prices in that market have historically moved with the price of natural gas. Wholesale electricity prices have significant implications to its profitability and cash flows and, accordingly, the value of the business.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements included in EFCH's Annual Report on Form 10-K for the year ended December 31, 2010. See Note 8 for discussion of the prospective adoption, effective January 1, 2010, of amended guidance regarding transfers of financial assets that resulted in the accounts receivable securitization program no longer being accounted for as a sale of accounts receivable and the funding under the program reported as short-term borrowings and the prospective adoption of amended guidance that requires reconsideration of consolidation conclusions for all variable interest entities (VIEs) that resulted in the consolidation, effective January 1, 2010 of TXU Receivables Company. All intercompany items and transactions have been eliminated in consolidation. All acquisitions of outstanding debt for cash, including notes that had been issued in lieu of cash interest, are presented in the financing activities section of the statement of cash flows. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

Use of Estimates

Preparation of financial statements requires estimates and assumptions about future events that affect the reporting of assets and liabilities as of the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information.

Derivative Instruments and Mark-to-Market Accounting

We enter into contracts for the purchase and sale of electricity, natural gas, coal and other commodities and also enter into other derivative instruments such as options, swaps, futures and forwards primarily to manage our commodity price and interest rate risks. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, changes in the fair value of the derivative are recognized in net income as unrealized gains and losses, unless the criteria for certain exceptions are met, and an offsetting derivative asset or liability is recorded in the balance sheet. This recognition is referred to as "mark-to-market" accounting. The fair values of our unsettled derivative instruments under mark-to-market accounting are reported in the balance sheet as commodity and other derivative contractual assets or liabilities. We report derivative assets and liabilities in the balance sheet without taking into consideration netting arrangements we have with counterparties. Margin deposits that contractually offset these assets and liabilities are reported separately in the balance sheet. When derivative instruments are settled and realized gains and losses are recorded, the previously recorded unrealized gains and losses and derivative assets and liabilities are reversed. See Notes 12 and 14 for additional information regarding fair value measurement and commodity and other derivative contractual assets and liabilities. Under the election criteria of accounting standards related to derivative instruments and hedging activities, we may elect the "normal" purchase and sale exemption. A commodity-related derivative contract may be designated as a "normal" purchase or sale if the commodity is to be physically received or delivered for use or sale in the normal course of business. If designated as normal, the derivative contract is accounted for under the accrual method of accounting (not marked-to-market) with no balance sheet or income statement recognition of the contract until settlement.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for "hedge accounting," which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., a forecasted sale of electricity in the future at market prices or the payment of interest related to variable rate debt), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for changes in the fair value of cash flow hedges, derivative assets and liabilities are recorded on the balance sheet with an offset to other comprehensive income to the extent the hedges are effective and the hedged transaction remains probable of occurring. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. If the relationship between the hedge and the hedged transaction ceases to exist or is dedesignated, hedge accounting is discontinued, and the amounts recorded in other comprehensive income are reclassified to net income as the previously hedged transaction impacts net income. Changes in value of fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. In the statement of cash flow, the effects of settlements of derivative instruments are classified consistent with the related hedged transactions.

To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge's effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Changes in fair value that represent hedge ineffectiveness, even if the hedge continues to be assessed as effective, are immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

As of December 31, 2011 and 2010, there were no derivative positions accounted for as cash flow or fair value hedges. Accumulated other comprehensive income includes amounts related to interest rate swaps previously designated as cash flow hedges that are being reclassified to net income as the hedged transactions impact net income (see Note 9).

Realized and unrealized gains and losses from transacting in energy-related derivative instruments are primarily reported in the income statement in net gain (loss) from commodity hedging and trading activities. In accordance with accounting rules, upon settlement of physical derivative sales and purchase contracts that are marked-to-market in net income, related wholesale electricity revenues and fuel and purchased power costs are reported at approximated market prices, instead of the contract price. As a result, this noncash difference between market and contract prices is included in the operating revenues and fuel and purchased power costs and delivery fees line items of the income statement, with offsetting amounts included in net gain (loss) from commodity hedging and trading activities.

Revenue Recognition

We record revenue from electricity sales under the accrual method of accounting. Revenues are recognized when electricity is provided to customers on the basis of periodic cycle meter readings and include an estimated accrual for the revenues earned from the meter reading date to the end of the period (unbilled revenue).

We report physically delivered commodity sales and purchases in the income statement on a gross basis in revenues and fuel, purchased power and delivery fees, respectively, and we report all other commodity related contracts and financial instruments (primarily derivatives) in the income statement on a net basis in net gain (loss) from commodity hedging and trading activities. As part of ERCOT's transition to a nodal wholesale market effective December 1, 2010, volumes under nontrading bilateral purchase and sales contracts, including contracts intended as hedges, are no longer scheduled as physical power with ERCOT. Accordingly, unless the volumes represent physical deliveries to customers or purchases from counterparties, effective with the nodal market implementation, such contracts are reported net in the income statement in net gain (loss) from commodity hedging and trading activities instead of reported gross as wholesale revenues or purchased power costs. As a result of the changes in wholesale market operations, effective with the nodal market implementation, if volumes delivered to our retail and wholesale customers are less than our generation volumes (as determined on a daily settlement basis), we record additional wholesale revenues, and if volumes delivered to our retail and wholesale customers exceed our generation volumes, we record additional purchased power costs. The additional wholesale revenues or purchased power costs are offset in net gain (loss) from commodity hedging and trading activities.

Impairment of Long-Lived Assets

We evaluate long-lived assets (including intangible assets with finite lives) for impairment whenever indications of impairment exist. The carrying value of such assets is deemed to be impaired if the projected undiscounted cash flows are less than the carrying value. If there is such impairment, a loss would be recognized based on the amount by which the carrying value exceeds the fair value. Fair value is determined primarily by discounted cash flows, supported by available market valuations, if applicable. See Note 3 for discussion of impairments of emission allowances intangible assets and mining-related assets in 2011.

Finite-lived intangibles identified as a result of purchase accounting are amortized over their estimated useful lives based on the expected realization of economic effects. See Note 4 for additional information.

Goodwill and Intangible Assets with Indefinite Lives

We evaluate goodwill and intangible assets with indefinite lives for impairment at least annually (as of December 1). See Note 4 for details of goodwill and intangible assets with indefinite lives, including discussion of fair value determinations and goodwill impairments recorded in 2010 and 2009.

Amortization of Nuclear Fuel

Amortization of nuclear fuel is calculated on the units-of-production method and is reported as fuel costs.

Major Maintenance

Major maintenance costs incurred during generation plant outages and the costs of other maintenance activities are charged to expense as incurred and reported as operating costs.

Defined Benefit Pension Plans and Other Postretirement Employee Benefit Plans

We bear a portion of the costs of the EFH Corp. sponsored pension and OPEB plans offering pension benefits based on either a traditional defined benefit formula or a cash balance formula to eligible employees and also offering certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees from the company. Costs of pension and OPEB plans are dependent upon numerous factors, assumptions and estimates. Under multiemployer plan accounting, EFH Corp. has elected to not allocate retirement plan assets and liabilities to us. See Note 16 for additional information regarding pension and OPEB plans.

Stock-Based Incentive Compensation

EFH Corp.'s 2007 Stock Incentive Plan authorizes discretionary grants to directors, officers and qualified managerial employees of EFH Corp. or its affiliates of non-qualified stock options, stock appreciation rights, restricted shares, shares of common stock, the opportunity to purchase shares of common stock and other stock-based awards. Stock-based compensation expense is recognized over the vesting period based on the grant-date fair value of those awards. Restricted shares have been (and stock options previously were) granted to certain of our employees under the plan. See Note 17 for information regarding stock-based incentive compensation.

Sales and Excise Taxes

Sales and excise taxes are accounted for as a "pass through" item on the balance sheet with no effect on the income statement; i.e., the tax is billed to customers and recorded as trade accounts receivable with an offsetting amount recorded as a liability to the taxing jurisdiction.

Franchise and Revenue-Based Taxes

Unlike sales and excise taxes, franchise and gross receipt taxes are not a "pass through" item. These taxes are assessed to us by state and local government bodies, based on revenues or kWh delivered, as a cost of doing business and are recorded as an expense. Rates we charge to customers are intended to recover our costs, including the franchise and gross receipt taxes, but we are not acting as an agent to collect the taxes from customers.

Income Taxes

EFH Corp. files a consolidated federal income tax return; however, our income tax expense and related balance sheet amounts are recorded as if we file separate corporate income tax returns. Deferred income taxes are provided for temporary differences between the book and tax basis of assets and liabilities. We report interest and penalties related to uncertain tax positions as current income tax expense.

Accounting for Contingencies

Our financial results may be affected by judgments and estimates related to loss contingencies. Accruals for loss contingencies are recorded when management determines that it is probable that an asset has been impaired or a liability has been incurred and that such economic loss can be reasonably estimated. Such determinations are subject to interpretations of current facts and circumstances, forecasts of future events and estimates of the financial impacts of such events. See Note 10 for a discussion of contingencies.

Cash and Cash Equivalents

For purposes of reporting cash and cash equivalents, temporary cash investments purchased with a remaining maturity of three months or less are considered to be cash equivalents.

Restricted Cash

The terms of certain agreements require the restriction of cash for specific purposes. As of December 31, 2011, $947 million of cash was restricted to support letters of credit and $129 million of margin deposits was restricted pursuant to contractual terms. See Notes 9 and 19 for more details regarding restricted cash.

Property, Plant and Equipment

As a result of purchase accounting, carrying amounts of property, plant and equipment were adjusted to estimated fair values at the Merger date. Subsequent additions have been recorded at cost. The cost of self-constructed property additions includes materials and both direct and indirect labor and applicable overhead, including payroll-related costs.

Depreciation of our property, plant and equipment is calculated on a straight-line basis over the estimated service lives of the properties. Estimated depreciable lives are based on management's estimates of the assets' economic useful lives. See Note 19.

Asset Retirement Obligations

A liability is initially recorded at fair value for an asset retirement obligation associated with the retirement of tangible long-lived assets in the period in which it is incurred if a fair value is reasonably estimable. These liabilities primarily relate to nuclear generation plant decommissioning, land reclamation related to lignite mining, removal of lignite/coal-fueled plant ash treatment facilities and generation plant asbestos removal and disposal costs. The obligation is initially measured at fair value. Over time, the liability is accreted for the change in present value and the initial capitalized costs are depreciated over the remaining useful lives of the assets. See Note 19.

Capitalized Interest
Interest related to qualifying construction projects and qualifying software projects is capitalized in accordance with accounting guidance related to capitalization of interest cost. See Note 19.

Inventories

Inventories are reported at the lower of cost (on a weighted average basis) or market unless expected to be used in the generation of electricity. Also see discussion immediately below regarding environmental allowances and credits.

Environmental Allowances and Credits

We account for all environmental allowances and credits as identifiable intangible assets with finite lives that are subject to amortization. The recorded values of these intangible assets were originally established reflecting fair value determinations as of the date of the Merger under purchase accounting. Amortization expense associated with these intangible assets is recognized on a unit of production basis as the allowances or credits are consumed in generation operations. The environmental allowances and credits are assessed for impairment when conditions or events occur that could affect the carrying value of the assets and are evaluated with the generation units to the extent they are planned to be consumed in generation operations. See Note 3 for details of impairment amounts recorded in 2011.

Investments

Investments in a nuclear decommissioning trust fund are carried at current market value in the balance sheet. Assets related to employee benefit plans represent investments held to satisfy deferred compensation liabilities and are recorded at current market value. See Note 15 for discussion of these and other investments.

Noncontrolling Interests

See Note 11 for discussion of accounting for noncontrolling interests in subsidiaries.

Push-Down of EFH Corp. Debt
In accordance with SEC Staff Accounting Bulletin (SAB) Topic 5-J, we reflect amounts of certain EFH Corp. Senior Notes and EFH Corp. Senior Secured Notes on our balance sheet and the related interest expense in our income statement. The amount reflected on our balance sheet was calculated based upon the relative equity investment of EFCH and EFIH in their respective operating subsidiaries at the time of the Merger (see Note 9).

Consolidation Of Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Consolidation Of Variable Interest Entities [Abstract]
Consolidation of Variable Interest Entities
CONSOLIDATION OF VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is an entity with which we have a relationship or arrangement that indicates some level of control over the entity or results in economic risks to us. We adopted amended accounting standards on January 1, 2010 that require consolidation of a VIE if we have (a) the power to direct the significant activities of the VIE and (b) the right or obligation to absorb profit and loss from the VIE (primary beneficiary). Our VIEs consist of equity investments in certain of our subsidiaries. In determining the appropriateness of consolidation of a VIE, we evaluate its purpose, governance structure, decision making processes and risks that are passed on to its interest holders. We also examine the nature of any related party relationships among the interest holders of the VIE and the nature of any special rights granted to the interest holders of the VIE.

Consolidated VIEs

See discussion in Note 8 regarding the VIE related to our accounts receivable securitization program that is consolidated under the amended accounting standards on a prospective basis effective January 1, 2010 because EFCH (as the owner of TXU Energy) is the primary beneficiary of TXU Receivables Company, which is owned and controlled by our parent, EFH Corp.

We also consolidate Comanche Peak Nuclear Power Company LLC (CPNPC), which was formed by subsidiaries of TCEH and Mitsubishi Heavy Industries Ltd. (MHI) for the purpose of developing two new nuclear generation units at our existing Comanche Peak nuclear-fueled generation facility using MHI's US-Advanced Pressurized Water Reactor technology and to obtain a combined operating license from the NRC. CPNPC is currently financed through capital contributions from the subsidiaries of TCEH and MHI that hold 88% and 12% of CPNPC's equity interests, respectively (see Note 11).

The carrying amounts and classifications of the assets and liabilities related to our consolidated VIEs are as follows:

	December 31,			December 31,
Assets:	2011	2010	Liabilities:	2011	2010
Cash and cash equivalents	$10	$9	Short-term borrowings	$104	96
Accounts receivable	525	612	Trade accounts payable	1	3
Property, plant and equipment	132	112	Other current liabilities	9	1
Other assets, including $2 million of current assets in both periods	6	8
Total assets	$673	$741	Total liabilities	$114	100

The assets of our consolidated VIEs can only be used to settle the obligations of the VIE, and the creditors of our consolidated VIEs do not have recourse to our general credit.

Cross-State Air Pollution Role Issued by the EPA	12 Months Ended
Dec. 31, 2011
Cross-State Air Pollution Rule Issued by the EPA [Abstract]
Cross-State Air Pollution Rule Issued by the EPA
CROSS-STATE AIR POLLUTION RULE ISSUED BY THE EPA

In July 2011, the EPA issued the Cross-State Air Pollution Rule (CSAPR), compliance with which would require significant additional reductions of sulfur dioxide (SO2) and nitrogen oxide (NOx) emissions from our fossil-fueled generation units. In order to meet the emissions reduction requirements by the dates mandated in July 2011, we determined it would be necessary to idle two of our lignite/coal-fueled generation units at our Monticello facility by the end of 2011, switch the fuel we use at three lignite/coal-fueled generation units from a blend of Texas lignite and Wyoming Powder River Basin coal to 100 percent Powder River Basin coal, cease lignite mining operations that serve our Big Brown and Monticello generation facilities in the first quarter 2012 and construct upgraded scrubbers at five of our lignite/coal-fueled generation units. The action plan to cease operations at the mines required an evaluation of the remaining useful lives and recoverability of recorded values of tangible and intangible assets related to the mines. This evaluation resulted in the recording of accelerated depreciation and amortization expense in the third and fourth quarters of 2011 related to mine assets totaling $44 million. Also, in the third quarter 2011, we recorded asset impairments totaling $9 million related to capital projects in progress at the mines.

Additionally, because of emissions allowance limitations under the CSAPR, we would have excess SO2 emission allowances under the Clean Air Act's existing acid rain cap-and-trade program, and market values of such allowances are estimated to be de minimis based on Level 3 fair value estimates, which are described in Note 12. Accordingly, we recorded a noncash impairment charge of $418 million (before deferred income tax benefit) related to our existing SO2 emission allowance intangible assets in the third quarter 2011. SO2 emission allowances granted to us were recorded as intangible assets at fair value in connection with purchase accounting related to the Merger in October 2007.

Finally, employee severance charges totaling $49 million were accrued in the third quarter 2011 based upon our existing severance policy. The charges were associated with the probable elimination of approximately 500 positions as a result of the actions we determined would be necessary with respect to our generation and mining operations discussed above.

In August 2011, we petitioned the EPA to reconsider the CSAPR provisions and stay the effectiveness of those provisions, in each case as applied to Texas. In September 2011, we filed a petition for review in the U.S. Court of Appeals for the District of Columbia Circuit (D.C. Circuit Court) challenging the CSAPR as it applies to Texas. In that legal proceeding, we also filed a motion to stay the effective date of the CSAPR as applied to Texas.

On December 30, 2011, the D.C. Circuit Court granted our motion and all other motions for a judicial stay of the CSAPR in its entirety, including as applied to Texas. The D.C. Circuit Court's order does not invalidate the CSAPR but stays the implementation of its emissions reduction programs until a final ruling regarding the CSAPR's validity is issued by the D.C. Circuit Court. The D.C. Circuit Court's order states that the EPA is expected to continue administering the Clean Air Interstate Rule (the predecessor rule to the CSAPR) pending the court's resolution of the petitions for review. The D.C. Circuit Court has scheduled oral argument in the lawsuit for April 13, 2012.

In light of the stay, we did not idle the two Monticello generation units, and we have continued mining lignite at the mines that serve the Big Brown and Monticello generation facilities. While the legal challenge to the CSAPR is in process, we intend to continue evaluating the CSAPR, including the revisions discussed below, alternatives for compliance and the expected effects on our operations, liquidity and financial results.

As a result of the legal proceedings, in the fourth quarter 2011 we reversed the $49 million severance accrual on the basis that the severance actions were no longer probable. The emission allowances and other impairments are not reversible under accounting rules and are reported in other deductions.

In February 2012, the EPA released a final rule (Final Revisions) and a direct-to-final rule (Direct Final Rule) revising certain aspects of the CSAPR, including increases in the emissions budgets for Texas and our generation assets as compared to the July 2011 version of the rule. As compared to the proposed revisions issued by the EPA in October 2011, these recent rules finalize emissions budgets for our generation assets that are approximately 6% lower for SO2, 3% higher for annual NOx and 2% higher for seasonal NOx. Because the CSAPR is currently stayed by the D.C. Circuit Court, the Final Revisions and the Direct Final Rule do not impose any immediate legal or compliance requirements on us, the State of Texas, or other affected parties. We cannot predict whether, when, or in what form the CSAPR, the Final Revisions, or the Direct Final Rule will take effect.

Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Identifiable Intangible Assets
GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS
Goodwill

The following table provides the goodwill balances as of December 31, 2011 and 2010 and the changes in such balances in the year ended December 31, 2010. There were no changes to the goodwill balance in the year ended December 31, 2011. None of the goodwill is being deducted for tax purposes.

Goodwill before impairment charges	$18,322
Accumulated impairment charges through 2009 (a)	(8,070)
Balance as of January 1, 2010	10,252
Additional impairment charge in 2010	(4,100)
Balance as of December 31, 2011 and 2010 (b)	$6,152
_________________

(a)	Includes $70 million in 2009 and $8.0 billion in 2008.

(b)	Net of accumulated impairment charges totaling $12.170 billion.

Goodwill Impairments

Goodwill and intangible assets with indefinite useful lives are required to be tested for impairment at least annually (we have selected a December 1 test date) or whenever events or changes in circumstances indicate an impairment may exist.

Because our analyses indicate that our carrying value likely exceeds our estimated fair value (enterprise value), we perform the following steps in testing goodwill for impairment: first, we estimate the debt-free enterprise value of the business as of the testing date (December 1 for annual testing) taking into account future estimated cash flows and current securities values of comparable companies; second, we estimate the fair values of the individual operating assets and liabilities of the business at that date; third, we calculate "implied" goodwill as the excess of the estimated enterprise value over the estimated value of the net operating assets; and finally, we compare the implied goodwill amount to the carrying value of goodwill and, if the carrying amount exceeds the implied value, we record an impairment charge for the amount the carrying value of goodwill exceeds implied goodwill.

Changes in circumstances that we monitor closely include trends in natural gas prices. Wholesale electricity prices in the ERCOT market, in which we largely operate, have generally moved with natural gas prices as marginal electricity demand is generally supplied by natural gas-fueled generation facilities. Accordingly, declining natural gas prices, which we have experienced since mid-2008, negatively impact our profitability and cash flows and reduce the value of our generation assets, which consist largely of lignite/coal and nuclear-fueled facilities. While we have mitigated these effects with hedging activities, we are significantly exposed to this price risk. This market condition increases the risk of a goodwill impairment.

In preparation for the December 1, 2011 goodwill impairment test, we considered the decline in natural gas prices in the fourth quarter of 2011, including the fact that the decline continued through the end of 2011. Accordingly, we performed the impairment testing as of December 31, 2011 and completed the testing steps as described above. Key inputs into our goodwill impairment testing as of December 31, 2011 were as follows.

•	Our carrying value exceeded our estimated enterprise value by approximately 20%.

•
Enterprise value was estimated using a two-thirds weighting of values based on internally developed cash flow projections and a one-third weighting of value using implied cash flow multiples based on current securities values of comparable companies.

•
The discount rate applied to internally developed cash flow projections was 9.5%. The discount rate represents the weighted average cost of capital consistent with the risk inherent in future cash flows, taking into account overall economic trends, industry specific variables and comparable company volatility.

•
Internally developed cash flow projections were based on a 60% weighting of estimated cash flows under the CSAPR environmental requirements issued in July 2011 and a 40% weighting of cash flows under the EPA's proposed revisions to the CSAPR issued in October 2011 (see Note 3).

•
The cash flow projections assume rising wholesale power prices reflecting higher forward natural gas prices as well as increasing market heat rates due to the anticipated decline in reserve margins in the ERCOT market. Reserve margin is the difference between system generation capability and anticipated peak load.

•	Enterprise value based on internally developed cash flow projections reflected annual estimates through 2017, with a terminal year value calculated using the "Gordon Growth Formula."

Changes in the above and other assumptions could materially affect the calculated amount of implied goodwill.

The results of this testing indicated that implied goodwill exceeded recorded goodwill by a small amount. While our estimated enterprise value declined from previous estimates, the estimated fair values of our generation assets also declined, thus mitigating the effect of lower natural gas prices on implied goodwill.

The issuance of the CSAPR by the EPA resulted in an evaluation of its effects and the development of a plan of action to meet the rule's requirements. These actions were expected to have material financial effects, including significant environmental capital expenditures, lower wholesale revenues and higher operating costs. The EPA's issuance of the CSAPR in the third quarter 2011 triggered an impairment test of the carrying value of our goodwill. We completed the goodwill impairment testing steps as described above and determined that the implied goodwill amount exceeded recorded goodwill. Accordingly, no goodwill impairment was recorded. See discussion of the CSAPR, including recent developments and effects on the financial statements, in Note 3.

In the third quarter 2010, we recorded a $4.1 billion noncash goodwill impairment charge. The impairment charge reflected the estimated effect of lower wholesale power prices on our enterprise value, driven by the sustained decline in forward natural gas prices as indicated by our cash flow projections, and declines in market values of securities of comparable companies. The impairment test was based upon values as of the July 31, 2010 test date.

In the first quarter 2009, we completed the fair value calculations supporting an initial $8.0 billion goodwill impairment charge that was recorded in the fourth quarter 2008. A $70 million increase in the charge was recorded in the first quarter 2009. The impairment charge primarily reflected the dislocation in the capital markets during the fourth quarter 2008 that increased interest rate spreads and the resulting discount rates used in estimating fair values and the effect of declines in market values of debt and equity securities of comparable companies. The calculation involved the same steps as those discussed above for the 2010 impairment. The total $8.070 billion charge was the first goodwill impairment recorded subsequent to the Merger date.

The impairment determinations involved significant assumptions and judgments. The calculations supporting the estimates of the enterprise value of our businesses and the fair values of their operating assets and liabilities utilized models that take into consideration multiple inputs, including commodity prices, discount rates, debt yields, the effects of environmental rules, securities prices of comparable companies and other inputs, assumptions regarding each of which could have a significant effect on valuations. The fair value measurements resulting from these models are classified as non-recurring Level 3 measurements consistent with accounting standards related to the determination of fair value (see Note 12). Because of the volatility of these factors, we cannot predict the likelihood of any future impairment.

Identifiable Intangible Assets

Identifiable intangible assets reported in the balance sheet are comprised of the following:

	As of December 31, 2011			As of December 31, 2010
Identifiable Intangible Asset:	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Retail customer relationship	$463	$344	$119	$463	$293	$170
Favorable purchase and sales contracts	548	288	260	548	257	291
Capitalized in-service software	241	79	162	202	50	152
Environmental allowances and credits (a)	582	375	207	986	304	682
Mining development costs (a)	140	55	85	47	17	30
Total intangible assets subject to amortization	$1,974	$1,141	833	$2,246	$921	1,325
Trade name (not subject to amortization)			955			955
Mineral interests (not currently subject to amortization) (b)			38			91
Total intangible assets			$1,826			$2,371
___________

(a)	Amounts impaired have been removed from the table as of the impairment date (see Note 3).

(b)	In 2011, we sold certain mineral interests for $43 million in cash net of closing-related costs. No gain or loss was recorded on the transaction.

Amortization expense related to intangible assets (including income statement line item) consisted of:

Intangible Asset (Income Statement Line):	Useful lives as of December 31, 2011 (weighted average in years)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Retail customer relationship (Depreciation and amortization)	6	$51	$78	$85
Favorable purchase and sales contracts (Operating revenues/fuel, purchased power costs and delivery fees)	11	31	35	125
Capitalized in-service software (Depreciation and amortization)	6	29	23	16
Environmental allowances and credits (Fuel, purchased power costs and delivery fees)	26	71	92	91
Mining development costs (Depreciation and amortization)	4	38	11	4
Total amortization expense		$220	$239	$321

Separately identifiable and previously unrecognized intangible assets acquired and recorded as part of purchase accounting for the Merger are described as follows:

•
Retail Customer Relationship – Retail customer relationship intangible asset represents the estimated fair value of the non-contracted customer base and is being amortized using an accelerated method based on customer attrition rates and reflecting the expected pattern in which economic benefits are realized over their estimated useful life.

•
Favorable Purchase and Sales Contracts – Favorable purchase and sales contracts intangible asset primarily represents the above market value, based on observable prices or estimates, of commodity contracts for which: (i) we have made the "normal" purchase or sale election allowed by accounting standards related to derivative instruments and hedging transactions or (ii) the contracts did not meet the definition of a derivative. The amortization periods of these intangible assets are based on the terms of the contracts. Unfavorable purchase and sales contracts are recorded as other noncurrent liabilities and deferred credits (see Note 19).

•
Trade name – The trade name intangible asset represents the estimated fair value of the TXU Energy trade name, and was determined to be an indefinite-lived asset not subject to amortization. This intangible asset is evaluated for impairment at least annually in accordance with accounting guidance related to goodwill and other intangible assets.

•
Environmental Allowances and Credits – This intangible asset represents the fair value, based on observable prices or estimates, of environmental credits, substantially all of which were expected to be used in our power generation activities. These credits are amortized utilizing a units-of-production method.

See discussion in Note 3 regarding impairment of emission allowances and accelerated depreciation and amortization expenses related to mine assets, including mining development costs intangible assets, recorded in 2011.

Estimated Amortization of Intangible Assets — The estimated aggregate amortization expense of intangible assets for each of the next five fiscal years is as follows:

Year:	Amortization Expense
2012	$132
2013	$115
2014	$99
2015	$90
2016	$74

Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2011
Accounting for Uncertainty in Income Taxes [Abstract]
Accounting for Uncertainty in Income Taxes
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

Accounting guidance related to uncertain tax positions requires that all tax positions subject to uncertainty be reviewed and assessed with recognition and measurement of the tax benefit based on a "more-likely-than-not" standard with respect to the ultimate outcome, regardless of whether this assessment is favorable or unfavorable.

EFH Corp. and its subsidiaries file or have filed income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of income tax returns filed by EFH Corp. and any of its subsidiaries for the years ending prior to January 1, 2007 are complete, but the tax years 1997 to 2006 remain in appeals with the IRS. The conclusion of all issues contested from the 1997 through 2002 audit, including IRS Joint Committee review, could occur before the end of 2012. Upon such conclusion, we expect to further reduce the liability for uncertain tax positions by approximately $85 million with an offsetting decrease in deferred tax assets that arose largely from previous payments of alternative minimum taxes. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002.

The EFH Corp. IRS audit for the years 2003 through 2006 was concluded in June 2011. A significant number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management's assessment of issues for purposes of determining the liability for uncertain tax positions.

We classify interest and penalties related to uncertain tax positions as current income tax expense. Amounts recorded related to interest and penalties totaled an expense of $15 million in 2011, a benefit of $8 million in 2010 and an expense of $18 million in 2009 (all amounts after tax).
Noncurrent liabilities included a total of $151 million and $128 million in accrued interest as of December 31, 2011 and 2010, respectively. The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as accumulated deferred income taxes.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in the consolidated balance sheet, during the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,
	2011	2010	2009
Balance as of January 1, excluding interest and penalties	$931	$903	$787
Additions based on tax positions related to prior years	80	26	59
Reductions based on tax positions related to prior years	(6)	(70)	(10)
Additions based on tax positions related to the current year	64	72	67
Balance as of December 31, excluding interest and penalties	$1,069	$931	$903
Of the balance as of December 31, 2011, $1.0 billion represents tax positions for which the uncertainty relates to the timing of recognition in tax returns. The disallowance of such positions would not affect the effective tax rate, but could accelerate the payment of cash to the taxing authority to an earlier period.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $69 million, and accrued interest would be reversed resulting in a $10 million after-tax benefit, resulting in increased net income and a favorable impact on the effective tax rate.

Other than the items discussed above, we do not expect the total amount of liabilities recorded related to uncertain tax positions will significantly increase or decrease within the next 12 months.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
INCOME TAXES

The components of our income tax expense (benefit) are as follows:

	Year Ended December 31,
	2011	2010	2009
Current:
US Federal	$125	$(254)	$(9)
State	48	39	36
Total current	173	(215)	27
Deferred:
US Federal	(1,120)	521	322
State	4	12	2
Total deferred	(1,116)	533	324
Total	$(943)	$318	$351

Reconciliation of income taxes computed at the US federal statutory rate to income tax expense:

	Year Ended December 31,
	2011	2010	2009
Income (loss) before income taxes	$(2,745)	$(3,212)	$866
Income taxes at the US federal statutory rate of 35%	(961)	(1,124)	303
Texas margin tax, net of federal benefit	33	31	19
Lignite depletion allowance	(23)	(21)	(18)
Production activities deduction	(20)	—	(8)
Interest accrued for uncertain tax positions, net of tax	15	(8)	18
Nondeductible interest expense	14	9	9
Reversal of previously disallowed interest resulting from debt exchanges	(1)	(13)	—
Nondeductible goodwill impairment	—	1,435	25
Other, including audit settlements	—	9	3
Income tax expense (benefit)	$(943)	$318	$351
Effective tax rate	34.4%	(9.9)%	40.5%

Deferred Income Tax Balances

Deferred income taxes provided for temporary differences based on tax laws in effect as of December 31, 2011 and 2010 balance sheet dates are as follows:

	December 31, 2011			December 31, 2010
	Total	Current	Noncurrent	Total	Current	Noncurrent
Deferred Income Tax Assets
Alternative minimum tax credit carryforwards	$231	$—	$231	$328	$—	$328
Net operating loss carryforwards	76	—	76	211	—	211
Unfavorable purchase and sales contracts	231	—	231	240	—	240
Debt extinguishment gains	748		748	—	—	—
Employee benefit obligations	50	—	50	63	20	43
Accrued interest	184	—	184	129	—	129
Other	246	—	246	250	7	243
Total	1,766	—	1,766	1,221	27	1,194
Deferred Income Tax Liabilities
Property, plant and equipment	4,286	—	4,286	4,384	—	4,384
Commodity contracts and interest rate swaps	1,373	31	1,342	1,677	31	1,646
Employee benefit liabilities	17	17	—	—	—	—
Identifiable intangible assets	619	—	619	833	—	833
Debt fair value discounts	217	—	217	4	—	4
Debt extinguishment gains	—	—	—	313	—	313
Other	19	5	14	14	—	14
Total	6,531	53	6,478	7,225	31	7,194
Net Deferred Income Tax Liability	$4,765	$53	$4,712	$6,004	$4	$6,000

As of December 31, 2011, we had $231 million of alternative minimum tax credit carryforwards (AMT) available to offset future tax payments. The AMT credit carryforwards have no expiration date. As of December 31, 2011, we had net operating loss (NOL) carryforwards for federal income tax purposes of $216 million that are expected to offset liabilities resulting from the IRS audit for the years 2003 to 2006. The decline in the net operating loss carryforward is due to current taxable income resulting from cancellation of debt income.

The income tax effects of the components included in accumulated other comprehensive income as of December 31, 2011 and 2010 totaled a net deferred tax asset of $26 million and $37 million, respectively.

See Note 5 for discussion regarding accounting for uncertain tax positions.

Other Income and Deductions	12 Months Ended
Dec. 31, 2011
Other Income and Deductions [Abstract]
Other Income and Deductions
OTHER INCOME AND DEDUCTIONS

	Year Ended December 31,
	2011	2010	2009
Other income:
Settlement of counterparty bankruptcy claims (a)	$21	$—	$—
Property damage claim	7	—	—
Franchise tax refund	6	—	—
Debt extinguishment gains (Note 9)	—	687	—
Gain on termination of long-term power sales contract (b)	—	116	—
Gain on sale of land/water rights	—	44	—
Gain on sale of interest in natural gas gathering pipeline business	—	37	—
Sales tax refunds	5	5	5
Insurance/litigation settlements	—	3	—
Mineral rights royalty income	3	1	6
Reversal of reserves recorded in purchase accounting (c)	—	—	34
Fee received related to interest rate swap/commodity hedge derivative agreement (Note 14)	—	—	6
Net gain on sale of other properties and investments	—	—	4
Other	6	10	4
Total other income	$48	$903	$59
Other deductions:
Impairment of emission allowances (Note 3)	$418	$—	$—
Severance charges related to facility closures	—	3	7
Impairment of assets related to mining operations (Note 3)	9	—	—
Net third party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities (Note 9)	86	—	—
Impairment of land	—	—	34
Asset writeoff	—	5	2
Equity losses — unconsolidated affiliates	—	—	6
Contract termination expenses	—	—	4
Other	11	10	10
Total other deductions	$524	$18	$63

_________________

(a)
Represents net cash received as a result of the settlement of bankruptcy claims against a hedging trading counterparty. A reserve of $26 million was established in 2008 related to amounts then due from the counterparty.

(b)
In November 2010, the counterparty to a long-term power sales agreement terminated the contract, which had a remaining term of 27 years. The contract was a derivative and subject to mark-to-market accounting. The termination resulted in a noncash gain of $116 million, which represented the derivative liability as of the termination date.

(c)
Includes $23 million for reversal of a use tax accrual, related to periods prior to the Merger, due to state ruling in 2009 and $11 million for reversal of excess exit liabilities recorded in connection with the termination of outsourcing arrangements (see Note 19).

Trade Accounts Receivable And Accounts Receivable Securitization Program	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Trade Accounts Receivable And Accounts Receivable Securitization Program
TRADE ACCOUNTS RECEIVABLE AND ACCOUNTS RECEIVABLE SECURITIZATION PROGRAM

TXU Energy participates in EFH Corp.'s accounts receivable securitization program with financial institutions (the funding entities). Under the program, TXU Energy (originator) sells trade accounts receivable to TXU Receivables Company, which is an entity created for the special purpose of purchasing receivables from the originator and is a wholly-owned, bankruptcy-remote, direct subsidiary of EFH Corp. Effective January 1, 2010, we consolidate TXU Receivables Company in accordance with amended consolidated accounting standards as discussed in Note 2. TXU Receivables Company sells undivided interests in the purchased accounts receivable for cash to entities established for this purpose by the funding entities. In accordance with accounting standards effective January 1, 2010, the trade accounts receivable amounts under the program are reported as pledged balances, and the related funding amounts are reported as short-term borrowings. Prior to the January 1, 2010 effective date of the amended accounting standards, we did not consolidate TXU Receivables Company, and the activity was accounted for as a sale of accounts receivable, which resulted in the funding being recorded as a reduction of accounts receivable.

In June 2010, the accounts receivable securitization program was amended. The amendments, among other things, reduced the maximum funding amount under the program to $350 million from $700 million. Program funding increased from $96 million as of December 31, 2010 to $104 million as of December 31, 2011. Under the terms of the program, available funding as of December 31, 2011 was reduced by $38 million of customer deposits held by the originator because TCEH's credit ratings were lower than Ba3/BB-.

All new trade receivables under the program generated by the originator are continuously purchased by TXU Receivables Company with the proceeds from collections of receivables previously purchased. Ongoing changes in the amount of funding under the program, through changes in the amount of undivided interests sold by TXU Receivables Company, reflect seasonal variations in the level of accounts receivable, changes in collection trends and other factors such as changes in sales prices and volumes. TXU Receivables Company has issued a subordinated note payable to the originator for the difference between the face amount of the uncollected accounts receivable purchased, less a discount, and cash paid to the originator that was funded by the sale of the undivided interests. The subordinated note issued by TXU Receivables Company is subordinated to the undivided interests of the funding entities in the purchased receivables. The balance of the subordinated note payable, which is eliminated in consolidation, totaled $420 million and $516 million as of December 31, 2011 and 2010, respectively.

The discount from face amount on the purchase of receivables from the originator principally funds program fees paid to the funding entities. The program fees consist primarily of interest costs on the underlying financing. Consistent with the change in balance sheet presentation of the funding discussed above, effective January 1, 2010, the program fees are reported as interest expense and related charges; program fees were previously reported as losses on sale of receivables in SG&A expense. The discount also funds a servicing fee, which is reported as SG&A expense, paid by TXU Receivables Company to EFH Corporate Services Company (Service Co.), a direct wholly-owned subsidiary of EFH Corp., which provides recordkeeping services and is the collection agent for the program.

Program fee amounts were as follows:

	Year Ended December 31,
	2011	2010	2009
Program fees	$9	$10	$12
Program fees as a percentage of average funding (annualized)	6.4%	3.8%	2.4%

Activities of TXU Receivables Company were as follows:

	Year Ended December 31,
	2011	2010	2009
Cash collections on accounts receivable	$5,080	$6,334	$6,125
Face amount of new receivables purchased	(4,992)	(6,100)	(6,287)
Discount from face amount of purchased receivables	11	12	14
Program fees paid to funding entities	(9)	(10)	(12)
Servicing fees paid to Service Co. for recordkeeping and collection services	(2)	(2)	(2)
Increase (decrease) in subordinated notes payable	(96)	53	195
Cash flows used by (provided to) originator under the program	$(8)	$287	$33

Under the previous accounting rules, changes in funding under the program were reported as operating cash flows. The accounting rules effective January 1, 2010 required that the amount of funding under the program as of the adoption date ($383 million) be reported as a use of operating cash flows and a source of financing cash flows, with all subsequent changes in funding reported as financing activities.

The program, which expires in October 2013, may be terminated upon the occurrence of a number of specified events, including if the delinquency ratio (delinquent for 31 days) for the sold receivables, the default ratio (delinquent for 91 days or deemed uncollectible), the dilution ratio (reductions for discounts, disputes and other allowances) or the days collection outstanding ratio exceed stated thresholds, and the funding entities do not waive such event of termination. The thresholds apply to the entire portfolio of sold receivables. In addition, the program may be terminated if TXU Receivables Company or Service Co. defaults in any payment with respect to debt in excess of $50,000 in the aggregate for such entities, or if TCEH, any affiliate of TCEH acting as collection agent other than Service Co., any parent guarantor of the originator or the originator shall default in any payment with respect to debt (other than hedging obligations) in excess of $200 million in the aggregate for such entities. As of December 31, 2011, there were no such events of termination.

Upon termination of the program, liquidity would be reduced as collections of sold receivables would be used by TXU Receivables Company to repurchase the undivided interests from the funding entities instead of purchasing new receivables. We expect that the level of cash flows would normalize in approximately 16 to 30 days.

Trade Accounts Receivable

	December 31,
	2011	2010
Wholesale and retail trade accounts receivable, including $524 and $612 in pledged retail receivables	$787	$1,055
Allowance for uncollectible accounts	(27)	(64)
Trade accounts receivable — reported in balance sheet	$760	$991

Gross trade accounts receivable as of December 31, 2011 and 2010 included unbilled revenues of $269 million and $297 million, respectively.

Allowance for Uncollectible Accounts Receivable

	Year Ended December 31,
	2011	2010	2009
Allowance for uncollectible accounts receivable as of beginning of period	$64	$81	$64
Increase for bad debt expense	56	108	116
Decrease for account write-offs	(67)	(125)	(99)
Reversal of reserve related to counterparty bankruptcy (Note 7)	(26)	—	—
Allowance for uncollectible accounts receivable as of end of period	$27	$64	$81

Short-Term Borrowings and Long-Term Debt	12 Months Ended
Dec. 31, 2011
Debt and Capital Lease Obligations [Abstract]
Short-Term Borrowings and Long-Term Debt
SHORT-TERM BORROWINGS AND LONG-TERM DEBT

Short-Term Borrowings

As of December 31, 2011, outstanding short-term borrowings totaled $774 million, which included $670 million under the TCEH Revolving Credit Facility at a weighted average interest rate of 4.46%, excluding certain customary fees, and $104 million under the accounts receivable securitization program discussed in Note 8.

As of December 31, 2010, outstanding short-term borrowings totaled $1.221 billion, which included $1.125 billion under the TCEH Revolving Credit Facility at a weighted average interest rate of 3.80%, excluding certain customary fees, and $96 million under the accounts receivable securitization program.

Credit Facilities

Credit facilities with cash borrowing and/or letter of credit availability as of December 31, 2011 are presented below. The facilities are all senior secured facilities of TCEH.

		As of December 31, 2011
Facility	Maturity Date	Facility Limit	Letters of Credit	Cash Borrowings	Availability
TCEH Revolving Credit Facility (a)	October 2013	$645	$—	$211	$434
TCEH Revolving Credit Facility (a)	October 2016	1,409	—	459	950
TCEH Letter of Credit Facility (b)	October 2017	1,062	—	1,062	—
Subtotal TCEH		$3,116	$—	$1,732	$1,384
TCEH Commodity Collateral Posting Facility (c)	December 2012	Unlimited	$—	$—	Unlimited
___________

(a)
Facility used for letters of credit and borrowings for general corporate purposes. Borrowings are classified as short-term borrowings. As of December 31, 2011, borrowings under the facility maturing October 2013 bear interest at LIBOR plus 3.5%, and a commitment fee is payable quarterly in arrears at a rate per annum equal to 0.50% of the average daily unused portion of the facility. As of December 31, 2011, borrowings under the facility maturing October 2016 bear interest at LIBOR plus 4.5%, and a commitment fee is payable quarterly in arrears at a rate per annum equal to 1.00% of the average daily unused portion of the facility.

(b)
Facility, $42 million of which matures in October 2014, used for issuing letters of credit for general corporate purposes, including, but not limited to, providing collateral support under hedging arrangements and other commodity transactions that are not eligible for funding under the TCEH Commodity Collateral Posting Facility. The borrowings under this facility have been retained as restricted cash that supports issuances of letters of credit and are classified as long-term debt. As of December 31, 2011, the restricted cash totaled $947 million, after reduction for a $115 million letter of credit drawn in 2009. During 2011, the facility limit was reduced by $188 million; the equivalent amount of borrowings were repaid from proceeds of a debt issuance (see "Issuance of TCEH 11.5% Senior Secured Notes" below), and subsequently that amount was removed from restricted cash and used to repay borrowings under the TCEH Revolving Credit Facility. Letters of credit totaling $778 million issued as of December 31, 2011 are supported by the restricted cash, and the remaining letter of credit availability totals $169 million.

(c)
Revolving facility used to fund cash collateral posting requirements for specified volumes of natural gas hedges totaling approximately 65 million MMBtu as of December 31, 2011. As of December 31, 2011, there were no borrowings under this facility.

Long-Term Debt
As of December 31, 2011 and 2010, long-term debt consisted of the following:

	December 31,
	2011	2010
TCEH
Senior Secured Facilities:
3.776% TCEH Term Loan Facilities maturing October 10, 2014 (a)(b)(c)	$3,809	$19,949
3.796% TCEH Letter of Credit Facility maturing October 10, 2014 (b)	42	1,250
0.214% TCEH Commodity Collateral Posting Facility maturing December 31, 2012 (d)	—	—
4.776% TCEH Term Loan Facilities maturing October 10, 2017 (a)(b)(c)	15,370	—
4.796% TCEH Letter of Credit Facility maturing October 10, 2017 (b)	1,020	—
11.50% Senior Secured Notes due October 1, 2020	1,750	—
15.00% Senior Secured Second Lien Notes due April 1, 2021	336	336
15.00% Senior Secured Second Lien Notes due April 1, 2021, Series B	1,235	1,235
10.25% Fixed Senior Notes due November 1, 2015 (c)	2,046	2,046
10.25% Fixed Senior Notes due November 1, 2015, Series B (c)	1,442	1,442
10.50 / 11.25% Senior Toggle Notes due November 1, 2016	1,568	1,406
Pollution Control Revenue Bonds:
Brazos River Authority:
5.400% Fixed Series 1994A due May 1, 2029	39	39
7.700% Fixed Series 1999A due April 1, 2033	111	111
6.750% Fixed Series 1999B due September 1, 2034, remarketing date April 1, 2013 (e)	16	16
7.700% Fixed Series 1999C due March 1, 2032	50	50
8.250% Fixed Series 2001A due October 1, 2030	71	71
5.750% Fixed Series 2001C due May 1, 2036, remarketing date November 1, 2011 (e)	—	217
8.250% Fixed Series 2001D-1 due May 1, 2033	171	171
0.093% Floating Series 2001D-2 due May 1, 2033 (f)	97	97
0.248% Floating Taxable Series 2001I due December 1, 2036 (g)	62	62
0.093% Floating Series 2002A due May 1, 2037 (f)	45	45
6.750% Fixed Series 2003A due April 1, 2038, remarketing date April 1, 2013 (e)	44	44
6.300% Fixed Series 2003B due July 1, 2032	39	39
6.750% Fixed Series 2003C due October 1, 2038	52	52
5.400% Fixed Series 2003D due October 1, 2029, remarketing date October 1, 2014 (e)	31	31
5.000% Fixed Series 2006 due March 1, 2041	100	100
Sabine River Authority of Texas:
6.450% Fixed Series 2000A due June 1, 2021	51	51
5.500% Fixed Series 2001A due May 1, 2022, remarketing date November 1, 2011 (e)	—	91
5.750% Fixed Series 2001B due May 1, 2030, remarketing date November 1, 2011 (e)	—	107
5.200% Fixed Series 2001C due May 1, 2028	70	70
5.800% Fixed Series 2003A due July 1, 2022	12	12
6.150% Fixed Series 2003B due August 1, 2022	45	45
Trinity River Authority of Texas:
6.250% Fixed Series 2000A due May 1, 2028	14	14
Unamortized fair value discount related to pollution control revenue bonds (h)	(120)	(132)
Other:
7.460% Fixed Secured Facility Bonds with amortizing payments through January 2015	28	42
7.000% Fixed Senior Notes due March 15, 2013	5	5
Capital lease obligations	63	76
Other	3	3
Unamortized discount	(11)	—
Unamortized fair value discount (h)	(1)	(2)
Total TCEH	$29,705	$29,191

	December 31,
	2011	2010
EFCH (parent entity)
9.580% Fixed Notes due in annual installments through December 4, 2019	$41	$46
8.254% Fixed Notes due in quarterly installments through December 31, 2021	43	46
1.229% Floating Rate Junior Subordinated Debentures, Series D due January 30, 2037 (b)	1	1
8.175% Fixed Junior Subordinated Debentures, Series E due January 30, 2037	8	8
Unamortized fair value discount (h)	(8)	(10)
Subtotal	85	91
EFH Corp. debt pushed down (i)
10.875% Fixed Senior Notes due November 1, 2017	98	179
11.25 / 12.00% Senior Toggle Notes due November 1, 2017	218	285
9.75% Fixed Senior Secured Notes due October 15, 2019	58	58
10.000% Fixed Senior Secured Notes due January 15, 2020	330	328
Unamortized premium	3	—
Subtotal — EFH Corp. debt pushed down	707	850
Total EFCH (parent entity)	792	941
Total EFCH consolidated	30,497	30,132
Less amount due currently	(39)	(658)
Less amount held by affiliates (Note 18)	(382)	(343)
Total long-term debt	$30,076	$29,131
___________

(a)	Interest rate swapped to fixed on $18.65 billion principal amount to October 2014 and up to an aggregate $12.6 billion principal amount from October 2014 through October 2017.

(b)	Interest rates in effect as of December 31, 2011.

(c)	As discussed below and in Note 18, principal amounts of notes/term loans totaling $382 million and $343 million as of December 31, 2011 and 2010, respectively, were held by EFH Corp. and EFIH.

(d)	Interest rate in effect as of December 31, 2011, excluding a quarterly maintenance fee of $11 million. See "Credit Facilities" above for more information.

(e)
These series are in the multiannual interest rate mode and are subject to mandatory tender prior to maturity on the mandatory remarketing date. On such date, the interest rate and interest rate period will be reset for the bonds. We repurchased the $415 million principal amount subject to mandatory tender and remarketing in November 2011.

(f)	Interest rates in effect as of December 31, 2011. These series are in a daily interest rate mode and are classified as long-term as they are supported by long-term irrevocable letters of credit.

(g)	Interest rate in effect as of December 31, 2011. This series is in a weekly interest rate mode and is classified as long-term as it is supported by long-term irrevocable letters of credit.

(h)	Amount represents unamortized fair value adjustments recorded under purchase accounting.

(i)
Represents 50% of the principal amount of these EFH Corp. securities guaranteed by, and pushed down to (pushed-down debt), EFCH (parent entity) per the discussion below under "Guarantees and Push Down of EFH Corp. Debt."

Debt-Related Activity in 2011

Issuances of debt for cash in 2011 consisted of the $1.750 billion principal amount of TCEH 11.5% Senior Secured Notes discussed below (net proceeds of $1.703 billion).

Repayments of long-term debt in the year 2011 totaled $1.408 billion and included $958 million of long-term debt borrowings under the TCEH Senior Secured Facilities as discussed below, $437 million of principal payments at scheduled maturity or remarketing dates (including $415 million of pollution control revenue bonds) and $13 million of contractual payments under capitalized lease obligations. In addition, short-term borrowings of $455 million under the TCEH Revolving Credit Facility were repaid.

During 2011, TCEH issued, through the payment-in-kind (PIK) election, $162 million principal amount of its 10.50%/11.25% Senior Toggle Notes due November 2016 (TCEH Toggle Notes) in lieu of making cash interest payments.

Amendment and Extension of TCEH Senior Secured Facilities — Borrowings under the TCEH Senior Secured Facilities totaled $20.911 billion as of December 31, 2011 (including $19 million held by EFH Corp.). In April 2011, (i) the Credit Agreement governing the TCEH Senior Secured Facilities was amended, (ii) the maturity dates of approximately 80% of the borrowings under the term loans (initial term loans and delayed draw term loans) and deposit letter of credit loans under the TCEH Senior Secured Facilities and approximately 70% of the commitments under the TCEH Revolving Credit Facility were extended, (iii) borrowings totaling $1.604 billion under the TCEH Senior Secured Facilities were repaid from proceeds of issuance of $1.750 billion principal amount of TCEH 11.5% Senior Secured Notes as discussed below and (iv) the amount of commitments under the TCEH Revolving Credit Facility was reduced by $646 million.

The amendment to the Credit Agreement included, among other things, amendments to certain covenants contained in the TCEH Senior Secured Facilities (including the financial maintenance covenant), as well as acknowledgment by the lenders that (i) the terms of the intercompany notes receivable (as described below) from EFH Corp. payable to TCEH complied with the TCEH Senior Secured Facilities, including the requirement that these loans be made on an "arm's-length" basis, and (ii) no mandatory repayments were required to be made by TCEH relating to "excess cash flows," as defined under covenants of the TCEH Senior Secured Facilities, for fiscal years 2008, 2009 and 2010.

As amended, the maximum ratios for the secured debt to Adjusted EBITDA financial maintenance covenant are 8.00 to 1.00 for test periods through December 31, 2014, and decline over time to 5.50 to 1.00 for the test periods ending March 31, 2017 and thereafter. In addition, (i) up to $1.5 billion principal amount of TCEH senior secured first lien notes (including $906 million of the TCEH Senior Secured Notes discussed below), to the extent the proceeds are used to repay term loans and deposit letter of credit loans under the TCEH Senior Secured Facilities and (ii) all senior secured second lien debt will be excluded for the purposes of the secured debt to Adjusted EBITDA financial maintenance covenant.

The amendment contained certain provisions related to intercompany loans to EFH Corp. payable to TCEH on demand that arise from cash loaned for (i) debt principal and interest payments (P&I Note) and (ii) other general corporate purposes of EFH Corp. (SG&A Note). TCEH also agreed in the Amendment:

•	not to make any further loans to EFH Corp. under the SG&A Note (as of December 31, 2011, the outstanding balance of the SG&A Note was $233 million, reflecting the repayment discussed below);

•	that borrowings outstanding under the P&I Note will not exceed $2.0 billion in the aggregate at any time (as of December 31, 2011, the outstanding balance of the P&I Note was $1.359 billion), and

•
that the sum of (i) the outstanding indebtedness (including guarantees) issued by EFH Corp. or any subsidiary of EFH Corp. (including EFIH) secured by a second-priority lien on the equity interests that EFIH owns in Oncor Holdings (EFIH Second-Priority Debt) and (ii) the aggregate outstanding amount of the SG&A Note and P&I Note will not exceed, at any time, the maximum amount of EFIH Second-Priority Debt permitted by the indenture governing the EFH Corp. 10% Notes as in effect on April 7, 2011.

Further, in connection with the amendment, in April 2011 the following actions were completed related to the intercompany loans:

•	EFH Corp. repaid $770 million of borrowings under the SG&A Note (using proceeds from TCEH's repayment of the $770 million TCEH borrowed from EFH Corp. in January 2011 under a demand note), and

•
EFIH and EFCH guaranteed, on an unsecured basis, the remaining balance of the SG&A Note (consistent with the existing EFIH and EFCH unsecured guarantees of the P&I Note and the EFH Corp. Senior Notes discussed below).

Pursuant to the extension of the TCEH Senior Secured Facilities in April 2011:

•
the maturity of $15.370 billion principal amount of first lien term loans held by accepting lenders (including $19 million of term loans held by EFH Corp.) was extended from October 10, 2014 to October 10, 2017 and the interest rate with respect to the extended term loans was increased from LIBOR plus 3.50% to LIBOR plus 4.50%;

•
the maturity of $1.020 billion principal amount of first lien deposit letter of credit loans held by accepting lenders was extended from October 10, 2014 to October 10, 2017 and the interest rate with respect to the extended deposit letter of credit loans was increased from LIBOR plus 3.50% to LIBOR plus 4.50%, and

•
the maturity of $1.409 billion of the commitments under the TCEH Revolving Credit Facility held by accepting lenders was extended from October 10, 2013 to October 10, 2016, the interest rate with respect to the extended revolving commitments was increased from LIBOR plus 3.50% to LIBOR plus 4.50% and the undrawn fee with respect to such commitments was increased from 0.50% to 1.00%.

Upon the effectiveness of the extension, TCEH paid an up-front extension fee of 350 basis points on extended term loans and extended deposit letter of credit loans.

Each of the extended loans described above includes a "springing maturity" provision pursuant to which (i) in the event that more than $500 million aggregate principal amount of the TCEH 10.25% Notes due in 2015 (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the determination date as defined in the Credit Agreement) or more than $150 million aggregate principal amount of the TCEH Toggle Notes due in 2016 (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the determination date as defined in the Credit Agreement), as applicable, remain outstanding as of 91 days prior to the maturity date of the applicable notes and (ii) TCEH's total debt to Adjusted EBITDA ratio (as defined in the TCEH Senior Secured Facilities) is greater than 6.00 to 1.00 at the applicable determination date, then the maturity date of the extended loans will automatically change to 90 days prior to the maturity date of the applicable notes.

Under the terms of the TCEH Senior Secured Facilities, the commitments of the lenders to make loans to TCEH are several and not joint. Accordingly, if any lender fails to make loans to TCEH, TCEH's available liquidity could be reduced by an amount up to the aggregate amount of such lender's commitments under the TCEH Senior Secured Facilities.

The TCEH Senior Secured Facilities are unconditionally guaranteed jointly and severally on a senior secured basis by EFCH, and subject to certain exceptions, each existing and future direct or indirect wholly-owned US subsidiary of TCEH. The TCEH Senior Secured Facilities, along with the TCEH Senior Secured Notes and certain commodity hedging transactions and the interest rate swaps described under "TCEH Interest Rate Swap Transactions" below, are secured on a first priority basis by (i) substantially all of the current and future assets of TCEH and TCEH's subsidiaries who are guarantors of such facilities and (ii) pledges of the capital stock of TCEH and certain current and future direct or indirect subsidiaries of TCEH.

Amounts borrowed under the TCEH Revolving Facility may be reborrowed from time to time until October 2013 with respect to $645 million of commitments and until October 2016 with respect to $1.409 billion of commitments; such amounts borrowed totaled $211 million and $459 million, respectively, as of December 31, 2011. The TCEH Commodity Collateral Posting Facility will mature in December 2012.

In August 2009, the TCEH Senior Secured Facilities were amended to reduce the existing first lien capacity under the TCEH Senior Secured Facilities by $1.25 billion in exchange for the ability for TCEH to issue up to an additional $4 billion of secured notes or loans ranking junior to TCEH's first lien obligations, provided that:

•	such notes or loans mature later than the latest maturity date of any of the initial term loans under the TCEH Senior Secured Facilities, and

•
any net cash proceeds from any such issuances are used (i) in exchange for, or to refinance, repay, retire, refund or replace indebtedness of TCEH or (ii) to acquire, directly or indirectly, all or substantially all of the property and assets or business of another person or to finance the purchase price, cost of design, acquisition, construction, repair, restoration, replacement, expansion, installation or improvement of certain fixed or capital assets.

In addition, the amended facilities permit TCEH to, among other things:

•
issue new secured notes or loans, which may include, in each case, debt secured on a pari passu basis with the obligations under the TCEH Senior Secured Facilities, so long as, in each case, among other things, the net cash proceeds from any such issuance are used to prepay certain loans under the TCEH Senior Secured Facilities at par;

•
upon making an offer to all lenders within a particular series, agree with lenders of that series to extend the maturity of their term loans or extend or refinance their revolving credit commitments under the TCEH Senior Secured Facilities, and pay increased interest rates or otherwise modify the terms of their loans or revolving commitments in connection with such an extension, and

•
exclude from the financial maintenance covenant under the TCEH Senior Secured Facilities any new debt issued that ranks junior to TCEH's first lien obligations under the TCEH Senior Secured Facilities.

The TCEH Senior Secured Facilities contain customary negative covenants that, among other things, restrict, subject to certain exceptions, TCEH and its restricted subsidiaries' ability to:

•	incur additional debt;

•	create additional liens;

•	enter into mergers and consolidations;

•	sell or otherwise dispose of assets;

•	make dividends, redemptions or other distributions in respect of capital stock;

•	make acquisitions, investments, loans and advances, and

•	pay or modify certain subordinated and other material debt.

The TCEH Senior Secured Facilities contain certain customary events of default for senior leveraged acquisition financings, the occurrence of which would allow the lenders to accelerate all outstanding loans and terminate their commitments.

Accounting and Income Tax Effects of the Amendment and Extension — Based on application of the accounting rules, including analyses of discounted cash flows, the amendment and extension transactions were determined not to be an extinguishment of debt. Accordingly, no gain was recognized, and transaction costs totaling $699 million, consisting of consent and extension payments to loan holders, were capitalized. Amounts capitalized will be amortized to interest expense through the maturity dates of the respective loans. Net third party fees related to the amendment and extension totaling $86 million were expensed (see Note 7).

The transactions were determined to be a significant modification of debt for federal income tax purposes, resulting in taxable cancellation of debt income of approximately $2.5 billion. The income will be reversed as deductions in future years (through 2017), and consequently a deferred tax asset has been recorded. The effect of the income on federal income taxes payable related to 2011 is expected to be largely offset by current year deductions, including the impact of bonus depreciation, and utilization of approximately $660 million in operating loss carryforwards. The transactions resulted in a cash charge under the Texas margin tax of $13 million (reported as income tax expense).

Issuance of TCEH 11.5% Senior Secured Notes — In April 2011, TCEH and TCEH Finance issued $1.750 billion principal amount of 11.5% Senior Secured Notes due 2020, and used the proceeds, net of issuance fees and a $12 million discount, to:

•
repay $770 million principal amount of term loans under the TCEH Senior Secured Facilities (representing amortization payments that otherwise would have been paid from March 2011 through September 2014, including $1 million of term loans held by EFH Corp.);

•	repay $188 million principal amount of deposit letter of credit loans under the TCEH Senior Secured Facilities;

•	repay $646 million of borrowings under the TCEH Revolving Credit Facility (with commitments under the facility being reduced by the same amount), and

•
fund $99 million of the $785 million of total transaction costs associated with the amendment and extension of the TCEH Senior Secured Facilities discussed above, with the remainder of the transaction costs paid with cash on hand, including the proceeds from EFH Corp.'s payment on the SG&A Note discussed above.

The TCEH Senior Secured Notes mature in October 2020, with interest payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1, at a fixed rate of 11.5% per annum. The notes are unconditionally guaranteed on a joint and several basis by EFCH and each subsidiary of TCEH that guarantees the TCEH Senior Secured Facilities (collectively, the Guarantors). The notes are secured, on a first-priority basis, by security interests in all of the assets of TCEH, and the guarantees are secured on a first-priority basis by all of the assets and equity interests held by the Guarantors, in each case, to the extent such assets and equity interests secure obligations under the TCEH Senior Secured Facilities (the TCEH Collateral), subject to certain exceptions and permitted liens.

The TCEH Senior Secured Notes were issued in a private placement and are not registered under the Securities Act. The notes are a senior obligation and rank equally in right of payment with all senior indebtedness of TCEH, are senior in right of payment to all existing or future unsecured and second-priority debt of TCEH to the extent of the value of the TCEH Collateral and are senior in right of payment to any future subordinated debt of TCEH. These notes are effectively subordinated to all secured obligations of TCEH that are secured by assets other than the TCEH Collateral, to the extent of the value of the assets securing such obligations.

The guarantees of the TCEH Senior Secured Notes by the Guarantors are effectively senior to any unsecured and second-priority debt of the Guarantors to the extent of the value of the TCEH Collateral. The guarantees are effectively subordinated to all debt of the Guarantors secured by assets that are not part of the TCEH Collateral, to the extent of the value of the collateral securing that debt.

The indenture for the TCEH Senior Secured Notes contains a number of covenants that, among other things, restrict, subject to certain exceptions, TCEH's and its restricted subsidiaries' ability to:

•	make restricted payments, including certain investments;

•	incur debt and issue preferred stock;

•	create liens;

•	enter into mergers or consolidations;

•	sell or otherwise dispose of certain assets, and

•	engage in certain transactions with affiliates.

The indenture also contains customary events of default, including, among others, failure to pay principal or interest on the notes when due. If certain events of default occur under the indenture, the trustee or the holders of at least 30% of aggregate principal amount of all outstanding TCEH Senior Secured Notes may declare the principal amount on all such notes to be due and payable immediately.

Until April 1, 2014, TCEH may redeem, with the net cash proceeds of certain equity offerings, up to 35% of the aggregate principal amount of the TCEH Senior Secured Notes from time to time at a redemption price of 111.5% of the aggregate principal amount of the notes being redeemed, plus accrued interest. TCEH may redeem the notes at any time prior to April 1, 2016 at a price equal to 100% of their principal amount, plus accrued interest and the applicable premium as defined in the indenture. TCEH may also redeem the notes, in whole or in part, at any time on or after April 1, 2016, at specified redemption prices, plus accrued interest. Upon the occurrence of a change of control (as described in the indenture), TCEH must offer to repurchase the notes at 101% of their principal amount, plus accrued interest.

Issuance of EFIH 11% Senior Secured Second Lien Notes in Exchange for EFH Corp. Debt — In April 2011, EFIH and EFIH Finance issued $406 million principal amount of 11% Senior Secured Second Lien Notes due 2021 in exchange for $428 million of EFH Corp. debt consisting of $163 million principal amount of EFH Corp. 10.875% Notes due 2017, $229 million principal amount of EFH Corp. Toggle Notes due 2017 and $36 million principal amount of EFH Corp. 5.55% Series P Senior Notes due 2014 (EFH Corp. 5.55% Notes). EFIH intends to hold the exchanged securities as an investment. Prior to the exchange, 50% of the outstanding EFH Corp. 10.875% Notes and Toggle Notes had been pushed down to EFCH for reporting purposes.

October 2011 EFH Corp. Debt Exchange — In a private exchange in October 2011, EFH Corp. issued $53 million principal amount of new EFH Corp. 11.25%/12.00% Toggle Notes due 2017 in exchange for $65 million principal amount of EFH Corp. 5.55% Notes. The new EFH Corp. Toggle Notes, which are subject to push down to our balance sheet, have substantially the same terms and conditions and are subject to the same indenture as the existing EFH Corp. Toggle Notes. A premium totaling $6 million was recorded on the transaction and is being amortized to interest expense over the life of the new notes. Concurrent with the exchange, EFIH issued a dividend to EFH Corp. of $53 million principal amount of EFH Corp. Toggle Notes that had been held by EFIH as an investment following prior debt exchange transactions, and EFH Corp. retired the notes.

2011 EFH Corp. Debt Repurchases — In the fourth quarter 2011, EFH Corp. repurchased $40 million principal amount of TCEH 10.25% Notes due 2015 and $7 million principal amount of EFH Corp. 5.55% Notes in private transactions for $20 million in cash. EFH Corp. retired the 5.55% Notes and is holding the TCEH 10.25% Notes as an investment.

Debt-Related Activity in 2010

Repayments of long-term debt in 2010 totaling $304 million included $205 million of principal payments at scheduled maturity dates as well as other repayments totaling $99 million principally related to capitalized leases.

During 2010, TCEH issued, through the PIK election, $205 million principal amount of TCEH Toggle Notes in lieu of making cash interest payments.

2010 Debt Exchanges, Repurchases and Issuances — In 2010, TCEH issued $1.221 billion principal amount of 15% Senior Secured Second Lien Notes due 2021 in exchange for $1.748 billion principal amount of outstanding TCEH Senior Notes due in 2015 and 2016. TCEH also issued $350 million principal amount of TCEH 15% Senior Secured Second Lien Notes due 2021 for cash, and used the net proceeds to repurchase $523 million principal amount of TCEH Senior Notes due in 2015 and 2016. Activity related to pushed down debt consisted of the issuance of $561 million principal amount of EFH Corp. 10% Notes due 2020 in an exchange transaction, the issuance of $500 million principal amount of EFH Corp. 10% Notes for cash, of which $95 million was used to repurchase Merger-related debt as of December 31, 2010 and $100 million as of December 31, 2011, the acquisition in exchange transactions of $3.892 billion of EFH Corp. Senior Notes and Senior Toggle Notes and $194 million in PIK interest on the EFH Corp. Senior Toggle Notes. A discussion of these transactions and descriptions of TCEH 15% Senior Secured Second Lien Notes are presented below. Debt issued in exchange for or to repurchase Merger-related debt is considered Merger-related and subject to pushdown (see discussion below under "Guarantees and Push Down of EFH Corp. Debt").

Transactions completed in the year ended December 31, 2010 related to debt issued by TCEH and pushed down debt were as follows:

•
In November, TCEH and TCEH Finance issued $885 million aggregate principal amount of TCEH 15% Senior Secured Second Lien Notes (Series B) due 2021 in exchange for $850 million aggregate principal amount of TCEH 10.25% Notes and $420 million aggregate principal amount of TCEH Toggle Notes.

•
In October, TCEH and TCEH Finance issued $336 million aggregate principal amount of TCEH 15% Senior Secured Second Lien Notes due 2021 in exchange for $423 million aggregate principal amount of TCEH 10.25% Notes (plus accrued interest paid in cash) and $55 million aggregate principal amount of TCEH Toggle Notes (together, the TCEH Senior Notes).

•
In October, TCEH and TCEH Finance issued $350 million aggregate principal amount of TCEH 15% Senior Secured Second Lien Notes (Series B) due 2021, and used the $343 million of net proceeds to repurchase $240 million principal amount of TCEH 10.25% Notes (including $14 million from EFH Corp.) and $283 million principal amount of TCEH Toggle Notes (including $83 million from EFH Corp.) and paid accrued interest from cash on hand. TCEH paid $53 million of the net proceeds for the TCEH notes held by EFH Corp., which were retired.

•
In a debt exchange transaction in August, EFIH and EFIH Finance issued $2.180 billion aggregate principal amount of EFIH 10% Notes due 2020 and paid $500 million in cash, plus accrued interest, in exchange for $2.166 billion aggregate principal amount of EFH Corp. Toggle Notes and $1.428 billion aggregate principal amount of EFH Corp. 10.875% Notes (together, the EFH Corp. Senior Notes). As a result of EFIH acquiring these EFH Corp. Senior Notes, they are no longer pushed down to EFCH's financial statements. (See "Push Down of EFH Corp. Debt" below.)

•
Between April and July, EFH Corp. issued $527 million principal amount of EFH Corp. 10% Notes due 2020 in exchange for $549 million principal amount of EFH Corp. 5.55% Notes (not pushed down to EFCH), $110 million principal amount of EFH Corp. Toggle Notes, $25 million principal amount of EFH Corp. 10.875% Notes, $13 million principal amount of TCEH 10.25% Notes and $17 million principal amount of TCEH Toggle Notes.

•
In March, EFH Corp. issued $34 million principal amount of EFH Corp. 10% Notes due 2020 in exchange for $20 million principal amount of EFH Corp. Toggle Notes and $27 million principal amount of TCEH Toggle Notes.

•
In January, EFH Corp. issued $500 million aggregate principal amount of EFH Corp. 10% Notes due 2020, with the proceeds intended to be used for general corporate purposes including debt exchanges and repurchases. Of the proceeds, $95 million was used in 2010 to repurchase Merger-related debt.

•
In addition, from time to time in 2010, EFH Corp. repurchased $124 million principal amount of EFH Corp. Toggle Notes, $19 million principal amount of EFH Corp. 10.875% Notes, $181 million principal amount of TCEH 10.25% Notes, $32 million principal amount of TCEH Toggle Notes and $20 million principal amount of initial term loans under the TCEH Senior Secured Facilities for $252 million in cash plus accrued interest.

The EFH Corp. notes acquired by EFIH and the majority of the TCEH notes and initial term loans under the TCEH Senior Secured Facilities acquired by EFH Corp. were held as investments by EFIH and EFH Corp. All other securities acquired in the above transactions were cancelled. (See "Guarantees and Push Down of EFH Corp. Debt" below.)

Maturities — Long-term debt maturities as of December 31, 2011 are as follows:

Year:
2012	$27
2013	84
2014	3,933
2015	3,659
2016	1,737
Thereafter (a)	21,131
Unamortized premium (b)	3
Unamortized discounts (c)	(140)
Capital lease obligations	63
Total	$30,497
_________________

(a)
Long-term debt maturities for EFCH (parent entity), including pushed down debt, total $11 million, $11 million, $12 million, $13 million, $15 million and $735 million for 2012, 2013, 2014, 2015, 2016 and thereafter, respectively.

(b)	Unamortized premium for EFCH (parent entity).
(c)Unamortized fair value discount for EFCH (parent entity) totals $(8) million.

Guarantees and Push Down of EFH Corp. Debt

Merger-related debt of EFH Corp. and its subsidiaries consists of debt issued or existing at the time of the Merger. Debt issued in exchange for Merger-related debt is considered Merger-related. Debt issuances are considered Merger-related debt to the extent the proceeds are used to repurchase Merger-related debt. Merger-related debt of EFH Corp. (parent) that is fully and unconditionally guaranteed on a joint and several basis by EFIH and EFCH (parent entity) is subject to push down in accordance with SEC Staff Accounting Bulletin Topic 5-J, and as a result, a portion of such debt and related interest expense is reflected in our financial statements. Merger-related debt of EFH Corp. held as an investment by its subsidiaries is not subject to push down.

The amount reflected on our balance sheet as pushed down debt ($707 million and $850 million as of December 31, 2011 and 2010, respectively, as shown in the long-term debt table above) represents 50% of the EFH Corp. Merger-related debt guaranteed by EFCH (parent entity). This percentage reflects the fact that at the time of the Merger, the equity investments of EFCH (parent entity) and EFIH in their respective operating subsidiaries were essentially equal amounts. Because payment of principal and interest on the debt is the responsibility of EFH Corp., we record the settlement of such amounts as noncash capital contributions from EFH Corp.

The tables below present, as of December 31, 2011 and 2010, an analysis of the total outstanding principal amount of EFH Corp. debt that EFCH (parent entity) and EFIH have guaranteed (fully and unconditionally on a joint and several basis), as (i) amounts that EFIH held as an investment, (ii) amounts held by nonaffiliates subject to push down to our balance sheet and (iii) amounts held by nonaffiliates that are not Merger-related. The EFCH (parent entity) guarantee of the EFH Corp. debt is not secured, and the EFIH guarantee of the EFH Corp. Senior Notes is not secured. The EFIH guarantee of the EFH Corp. 10% and 9.75% Notes is secured by EFIH's pledge of 100% of the membership interests and other investments it owns in Oncor Holdings (the EFIH Collateral).

December 31, 2011
Securities Guaranteed (principal amounts)	Held by EFIH	Subject to Push Down	Not Merger-Related	Total Guaranteed
EFH Corp. 10% Senior Secured Notes	$—	$661	$400	$1,061
EFH Corp. 9.75% Senior Secured Notes	—	115	—	115
EFH Corp. 10.875% Senior Notes	1,591	196	—	1,787
EFH Corp. 11.25/12.00% Senior Toggle Notes	2,784	438	—	3,222
Subtotal	$4,375	$1,410	$400	6,185
EFH Corp. P&I and SG&A demand notes payable to TCEH (Note 18)				1,592
Total				$7,777

December 31, 2010
Securities Guaranteed (principal amounts)	Held by EFIH	Subject to Push Down	Not Merger-Related	Total Guaranteed
EFH Corp. 10% Senior Secured Notes	$—	$656	$405	$1,061
EFH Corp. 9.75% Senior Secured Notes	—	115	—	115
EFH Corp. 10.875% Senior Notes	1,428	359	—	1,787
EFH Corp. 11.25/12.00% Senior Toggle Notes	2,296	571	—	2,867
Subtotal	$3,724	$1,701	$405	5,830
EFH Corp. P&I demand note payable to TCEH (Note 18)				916
Total				$6,746

Information Regarding Other Significant Outstanding Debt

TCEH 10.25% Senior Notes (including Series B) and 10.50/11.25% Senior Toggle Notes (collectively, the TCEH Senior Notes) — The TCEH 10.25% Notes mature in November 2015, with interest payable in cash semi-annually in arrears on May 1 and November 1 at a fixed rate of 10.25% per annum. The TCEH Toggle Notes mature in November 2016, with interest payable semi-annually in arrears on May 1 and November 1 at a fixed rate of 10.50% per annum for cash interest and at a fixed rate of 11.25% per annum for PIK Interest. For any interest period until November 2012, TCEH may elect to pay interest on the Toggle Notes (i) entirely in cash; (ii) by increasing the principal amount of the notes or by issuing new TCEH Toggle Notes (PIK Interest); or (iii) 50% in cash and 50% in PIK Interest. Once TCEH makes a PIK election, the election is valid for each succeeding interest payment period until TCEH revokes the election.

The TCEH Senior Notes had a total principal amount as of December 31, 2011 of $4.693 billion (excluding $362 million principal amount held by EFH Corp. and EFIH) and are fully and unconditionally guaranteed on a joint and several unsecured basis by TCEH's direct parent, EFCH (which owns 100% of TCEH and its subsidiary guarantors), and by each subsidiary that guarantees the TCEH Senior Secured Facilities.

TCEH may redeem the TCEH Toggle Notes at any time prior to November 1, 2012 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and the applicable premium as defined in the indenture. TCEH may redeem the TCEH 10.25% Notes and TCEH Toggle Notes, in whole or in part, at any time on or after November 1, 2011 and 2012, respectively, at specified redemption prices, plus accrued and unpaid interest, if any. Upon the occurrence of a change of control of EFCH or TCEH, TCEH must offer to repurchase the TCEH Senior Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The indenture for the TCEH Senior Notes contains a number of covenants that, among other things, restrict, subject to certain exceptions, TCEH's and its restricted subsidiaries' ability to:

•	make restricted payments;

•	incur debt and issue preferred stock;

•	create liens;

•	enter into mergers or consolidations;

•	sell or otherwise dispose of certain assets, and

•	engage in certain transactions with affiliates.

The indenture also contains customary events of default, including, among others, failure to pay principal or interest on the notes when due. If certain events of default occur and are continuing under the indenture, the trustee or the holders of at least 30% in principal amount of the notes may declare the principal amount on the notes to be due and payable immediately.

TCEH 15% Senior Secured Second Lien Notes (including Series B) — These notes mature in April 2021, with interest payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1 at a fixed rate of 15% per annum. The notes are unconditionally guaranteed on a joint and several basis by EFCH and, subject to certain exceptions, each subsidiary of TCEH that guarantees the TCEH Senior Secured Facilities. The notes are secured, on a second-priority basis, by security interests in all of the assets of TCEH, and the guarantees (other than the guarantee of EFCH) are secured on a second-priority basis by all of the assets and equity interests of all of the Guarantors other than EFCH (collectively, the Subsidiary Guarantors), in each case, to the extent such assets and security interests secure obligations under the TCEH Senior Secured Facilities on a first-priority basis, subject to certain exceptions (including the elimination of the pledge of equity interests of any subsidiary Guarantor to the extent that separate financial statements would be required to be filed with the SEC for such subsidiary Guarantor under Rule 3-16 of Regulation S-X) and permitted liens. The guarantee from EFCH is not secured.

As of December 31, 2011, there were $1.571 billion total principal amount of TCEH Senior Secured Second Lien Notes. The TCEH Senior Secured Second Lien Notes are a senior obligation and rank equally in right of payment with all senior indebtedness of TCEH, are senior in right of payment to all existing or future unsecured debt of TCEH to the extent of the value of the TCEH Collateral (after taking into account any first-priority liens on the TCEH Collateral) and are senior in right of payment to any future subordinated debt of TCEH. These notes are effectively subordinated to TCEH's obligations under the TCEH Senior Secured Facilities and TCEH's commodity and interest rate hedges that are secured by a first-priority lien on the TCEH Collateral and any future obligations subject to first-priority liens on the TCEH Collateral, to the extent of the value of the TCEH Collateral, and to all secured obligations of TCEH that are secured by assets other than the TCEH Collateral, to the extent of the value of the assets securing such obligations.

The guarantees of the TCEH Senior Secured Second Lien Notes by the Subsidiary Guarantors are effectively senior to any unsecured debt of the Subsidiary Guarantors to the extent of the value of the TCEH Collateral (after taking into account any first-priority liens on the TCEH Collateral). These guarantees are effectively subordinated to all debt of the Subsidiary Guarantors secured by the TCEH Collateral on a first-priority basis or that is secured by assets that are not part of the TCEH Collateral, to the extent of the value of the collateral securing that debt. EFCH's guarantee ranks equally with its unsecured debt (including debt it guarantees on an unsecured basis) and is effectively subordinated to any of its secured debt to the extent of the value of the collateral securing that debt.

The indenture for the TCEH Senior Secured Second Lien Notes contains a number of covenants that, among other things, restrict, subject to certain exceptions, TCEH's and its restricted subsidiaries' ability to:

•	make restricted payments, including certain investments;

•	incur debt and issue preferred stock;

•	create liens;

•	enter into mergers or consolidations;

•	sell or otherwise dispose of certain assets, and

•	engage in certain transactions with affiliates.

The indenture also contains customary events of default, including, among others, failure to pay principal or interest on the notes when due. In general, all of the series of TCEH Senior Secured Second Lien Notes vote together as a single class. As a result, if certain events of default occur under the indenture, the trustee or the holders of at least 30% of aggregate principal amount of all outstanding TCEH Senior Secured Second Lien Notes may declare the principal amount on all such notes to be due and payable immediately.

Until October 1, 2013, TCEH may redeem, with the net cash proceeds of certain equity offerings, up to 35% of the aggregate principal amount of each series of the TCEH Senior Secured Second Lien Notes from time to time at a redemption price of 115.00% of the aggregate principal amount of the notes being redeemed, plus accrued interest. TCEH may redeem each series of the notes at any time prior to October 1, 2015 at a price equal to 100% of their principal amount, plus accrued interest and the applicable premium as defined in the indenture. TCEH may also redeem each series of the notes, in whole or in part, at any time on or after October 1, 2015, at specified redemption prices, plus accrued interest. Upon the occurrence of a change of control (as described in the indenture), TCEH must offer to repurchase each series of the notes at 101% of their principal amount, plus accrued interest.

The TCEH Senior Secured Second Lien Notes were initially issued in private placements and have not been registered under the Securities Act. In September and October 2011, TCEH satisfied certain transferability conditions with respect to the TCEH Senior Secured Second Lien Notes. As a result of the satisfaction of these conditions, the notes are now freely transferable without restriction by persons that are not affiliates of TCEH under the Securities Act.

Intercreditor Agreement — In October 2007, TCEH entered into an intercreditor agreement with Citibank, N.A. and five secured commodity hedge counterparties (the Secured Commodity Hedge Counterparties). In connection with the August 2009 amendment to the TCEH Secured Facilities described above, the intercreditor agreement was amended and restated (as amended and restated, the Intercreditor Agreement) to take into account, among other things, the possibility that TCEH could issue notes and/or loans secured by collateral (other than the collateral that secures the TCEH Senior Secured Facilities) that ranks on parity with, or junior to, TCEH's existing first lien obligations under the TCEH Senior Secured Facilities. The Intercreditor Agreement provides that the lien granted to the Secured Commodity Hedge Counterparties will rank pari passu with the lien granted with respect to the collateral of the secured parties under the TCEH Senior Secured Facilities. The Intercreditor Agreement also provides that the Secured Commodity Hedge Counterparties will be entitled to share, on a pro rata basis, in the proceeds of any liquidation of such collateral in connection with a foreclosure on such collateral in an amount provided in the TCEH Senior Secured Facilities. The Intercreditor Agreement also provides that the Secured Commodity Hedge Counterparties will have voting rights with respect to any amendment or waiver of any provision of the Intercreditor Agreement that changes the priority of the Secured Commodity Hedge Counterparties' lien on such collateral relative to the priority of lien granted to the secured parties under the TCEH Senior Secured Facilities or the priority of payments to the Secured Commodity Hedge Counterparties upon a foreclosure and liquidation of such collateral relative to the priority of the lien granted to the secured parties under the TCEH Senior Secured Facilities.

Second Lien Intercreditor Agreement — In October 2010, TCEH entered into a second lien intercreditor agreement (the Second Lien Intercreditor Agreement) with Citibank, N.A., as senior collateral agent, and The Bank of New York Mellon Trust Company, N.A., as initial second priority representative. The Second Lien Intercreditor Agreement provides that liens on the collateral that secure the obligations under the TCEH Senior Secured Facilities, the obligations of the Secured Commodity Hedge Counterparties and any other obligations which are permitted to be secured on a pari passu basis therewith (collectively, the First Lien Obligations) will rank prior to the liens on such collateral securing the obligations under the TCEH Senior Secured Second Lien Notes, and any other obligations which are permitted to be secured on a pari passu basis (collectively, the Second Lien Obligations). The Second Lien Intercreditor Agreement provides that the holders of the First Lien Obligations will be entitled to the proceeds of any liquidation of such collateral in connection with a foreclosure on such collateral until paid in full, and that the holders of the Second Lien Obligations will not be entitled to receive any such proceeds until the First Lien Obligations have been paid in full. The Second Lien Intercreditor Agreement also provides that the holders of the First Lien Obligations will control enforcement actions with respect to such collateral, and the holders of the Second Lien Obligations will not be entitled to commence any such enforcement actions, with limited exceptions. The Second Lien Intercreditor Agreement also provides that releases of the liens on the collateral by the holders of the First Lien Obligations will automatically require that the liens on such collateral by the holders of the Second Lien Obligations be automatically released, and that amendments, waivers or consents with respect to any of the collateral documents in connection with the First Lien Obligations apply automatically to any comparable provision of the collateral documents in connection with the Second Lien Obligations.

TCEH Interest Rate Swap Transactions

TCEH employs interest rate swaps to hedge exposure to its variable rate senior secured debt. As reflected in the table below, as of December 31, 2011 TCEH has entered into the following series of interest rate swap transactions that effectively fix the interest rates at between 5.5% and 9.3%.

Fixed Rates	Expiration Dates	Notional Amount
5.5% — 9.3%	February 2012 through October 2014	$18.65 billion (a)
6.8% — 9.0%	October 2015 through October 2017	$12.60 billion (b)
___________

(a)
Includes swaps entered into in 2011 related to an aggregate $5.45 billion principal amount of debt growing to $10.58 billion over time, generally as existing swaps expire. Swaps related to an aggregate $2.60 billion principal amount of debt expired or were terminated in 2011.

(b)
These swaps were all entered into in 2011 and are effective from October 2014 through October 2017. The $12.6 billion notional amount of swaps includes $3 billion that expires in October 2015 and the remainder in October 2017.

TCEH has also entered into interest rate basis swap transactions that further reduce the fixed (through swaps) borrowing costs. Basis swaps in effect at December 31, 2011 related to an aggregate $17.75 billion principal amount of senior secured debt through 2014, an increase of $2.55 billion from December 31, 2010 reflecting new and expired swaps. A forward-starting basis swap was entered into in 2011 related to an aggregate $1.42 billion principal amount of senior secured debt effective for a 21-month period beginning February 2012.

The interest rate swap counterparties are proportionately secured by the same collateral package granted to the lenders under the TCEH Senior Secured Facilities.

The interest rate swaps have resulted in net losses reported in interest expense and related charges as follows:

	Year Ended December 31,
	2011	2010	2009
Realized net loss	$(684)	$(673)	$(684)
Unrealized net gain (loss)	(812)	(207)	696
Total	$(1,496)	$(880)	$12

The cumulative unrealized mark-to-market net liability related to all TCEH interest rate swaps totaled $2.231 billion and $1.419 billion as of December 31, 2011 and 2010, respectively, of which $76 million and $105 million (both pre-tax), respectively, was reported in accumulated other comprehensive income.

See Note 14 for discussion of collateral investments in 2009 related to certain of these interest rate swaps.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

Contractual Commitments

As of December 31, 2011, we had noncancellable commitments under energy-related contracts, leases and other agreements as follows:

	Coal purchase agreements and coal transportation agreements	Pipeline transportation and storage reservation fees	Capacity payments under power purchase agreements (a)	Nuclear Fuel Contracts	Other Contracts
2012	$361	$29	$75	$247	$38
2013	377	1	—	148	26
2014	343	—	—	114	24
2015	225	—	—	179	25
2016	72	—	—	133	25
Thereafter	—	—	—	700	137
Total	$1,378	$30	$75	$1,521	$275
___________

(a)
On the basis of current expectations of demand from electricity customers as compared with capacity and take-or-pay payments, management does not consider it likely that any material payments will become due for electricity not taken beyond capacity payments.

Expenditures under our coal purchase and coal transportation agreements totaled $463 million, $445 million and $316 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011, future minimum lease payments under both capital leases and operating leases are as follows:

	Capital Leases	Operating Leases (a)
2012	$16	$42
2013	10	39
2014	6	40
2015	4	37
2016	4	36
Thereafter	33	195
Total future minimum lease payments	73	$389
Less amounts representing interest	10
Present value of future minimum lease payments	63
Less current portion	14
Long-term capital lease obligation	$49
___________

(a)	Includes operating leases with initial or remaining noncancellable lease terms in excess of one year.

Rent reported as operating costs, fuel costs and SG&A expenses totaled $66 million, $89 million and $68 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Commitment to Fund Demand Side Management Initiatives

In connection with the Merger, Texas Holdings committed to spend $100 million on demand side management or other energy efficiency initiatives over a five-year period ending in 2012. As of December 31, 2011, we had spent more than 60% of this commitment.

Guarantees

We have entered into contracts that contain guarantees to unaffiliated parties that could require performance or payment under certain conditions. Material guarantees are discussed below.

See Note 9 for discussion of guarantees and security for certain of our debt.

Letters of Credit

As of December 31, 2011, TCEH had outstanding letters of credit under its credit facilities totaling $778 million as follows:

•	$363 million to support risk management and trading margin requirements in the normal course of business, including over-the-counter hedging transactions and collateral postings with ERCOT;

•
$208 million to support floating rate pollution control revenue bond debt with an aggregate principal amount of $204 million (the letters of credit are available to fund the payment of such debt obligations and expire in 2014);

•	$76 million to support TCEH's REP's financial requirements with the PUCT, and

•	$131 million for miscellaneous credit support requirements.

Litigation Related to Generation Facilities

In November 2010, an administrative appeal challenging the decision of the TCEQ to renew and amend Oak Grove Management Company LLC's (Oak Grove) (a wholly-owned subsidiary of TCEH) Texas Pollutant Discharge Elimination System (TPDES) permit related to water discharges was filed by Robertson County: Our Land, Our Lives and Roy Henrichson in the Travis County, Texas District Court. Plaintiffs seek a reversal of the TCEQ's order and a remand back to the TCEQ for further proceedings. In addition to this administrative appeal, in November 2010, two other petitions were filed in Travis County, Texas District Court by Sustainable Energy and Economic Development Coalition and Paul and Lisa Rolke, respectively, who were non-parties to the administrative hearing before the State Office of Administrative Hearings, challenging the TCEQ's decision to renew and amend Oak Grove's TPDES permit and asking the District Court to remand the matter to the TCEQ for further proceedings. In January 2012, the petition filed by Paul and Lisa Rolke was dismissed. Although we cannot predict the outcome of these proceedings, we believe that the renewal and amendment of the Oak Grove TPDES permit are protective of the environment and that the application for and the processing of Oak Grove's TPDES permit renewal and amendment by the TCEQ were in accordance with applicable law. There can be no assurance that the outcome of these matters would not result in a material impact on our results of operations, liquidity or financial condition.

In January 2012, the Sierra Club filed a petition in Travis County, Texas District Court challenging the TCEQ's decision to issue permit amendments imposing limits on emissions during planned startup, shutdown and maintenance activities at Luminant's Big Brown, Monticello, Martin Lake and Sandow Unit 4 generation facilities. Although we cannot predict the outcome of this proceeding, we believe that the permit amendments are protective of the environment and in accordance with applicable law. There can be no assurance that the outcome of this matter would not result in a material impact on our results of operations, liquidity or financial condition.

In September 2010, the Sierra Club filed a lawsuit in the US District Court for the Eastern District of Texas (Texarkana Division) against EFH Corp. and Luminant Generation Company LLC (a wholly-owned subsidiary of TCEH) for alleged violations of the Clean Air Act at Luminant's Martin Lake generation facility. While we are unable to estimate any possible loss or predict the outcome of the litigation, we believe that the Sierra Club's claims are without merit, and we intend to vigorously defend this litigation. The litigation is currently stayed by the court. In addition, in February 2010, the Sierra Club informed Luminant that it may sue Luminant for allegedly violating federal Clean Air Act provisions in connection with Luminant's Big Brown generation facility. Subsequently, in December 2010, the Sierra Club informed Luminant that it may sue Luminant for allegedly violating federal Clean Air Act provisions in connection with Luminant's Monticello generation facility. In October 2011, the Sierra Club again informed Luminant that it may sue Luminant for allegedly violating federal Clean Air Act provisions in connection with Luminant's Big Brown and Monticello generation facilities. We cannot predict whether the Sierra Club will actually file suit or the outcome of any resulting proceedings.

See Note 3 for discussion of our petition for review in the D.C. Circuit Court challenging the CSAPR and a motion to stay the effective date of the CSAPR, in each case as applied to Texas.

Regulatory Reviews

In June 2008, the EPA issued an initial request for information to TCEH under the EPA's authority under Section 114 of the Clean Air Act. The stated purpose of the request is to obtain information necessary to determine compliance with the Clean Air Act, including New Source Review Standards and air permits issued by the TCEQ for the Big Brown, Monticello and Martin Lake generation facilities. Historically, as the EPA has pursued its New Source Review enforcement initiative, companies that have received a large and broad request under Section 114, such as the request received by TCEH, have in many instances subsequently received a notice of violation from the EPA, which has in some cases progressed to litigation or settlement. We are cooperating with the EPA and responding in good faith to the EPA's request, but we are unable to predict the outcome of this matter.

Other Matters

We are involved in various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, is not anticipated to have a material effect on our results of operations, liquidity or financial condition.

Labor Contracts

Certain personnel engaged in TCEH activities are represented by labor unions and covered by collective bargaining agreements with varying expiration dates. In November 2011, new three-year labor agreements were reached covering bargaining unit personnel engaged in lignite-fueled generation operations (excluding Sandow) and lignite mining operations (excluding Three Oaks). Also in November 2011, a new four-year labor agreement was reached covering bargaining unit personnel engaged in natural gas-fueled generation operations. In October 2010, new two-year labor agreements were reached covering bargaining unit personnel engaged in the Sandow lignite-fueled generation operations and the Three Oaks lignite mining operations. In August 2010, a new three-year labor agreement was reached covering bargaining unit personnel engaged in nuclear-fueled generation operations. We do not expect any changes in collective bargaining agreements to have a material effect on our results of operations, liquidity or financial condition.

Environmental Contingencies

See Note 3 for discussion of the federal Clean Air Act, as amended, and the CSAPR issued in July 2011 and revised in February 2012 that include provisions which, among other things, place limits on SO2 and NOx emissions produced by electricity generation plants. The CSAPR provisions and the Mercury and Air Toxics Standard (MATS) issued by the EPA in December 2011, would require substantial additional capital investment in our lignite/coal-fueled generation facilities. In addition, all air pollution control provisions of the 1999 legislation that restructured the electric utility industry in Texas to provide for retail competition have been satisfied.

We must comply with environmental laws and regulations applicable to the handling and disposal of hazardous waste. We believe that we are in compliance with current environmental laws and regulations; however, the impact, if any, of changes to existing regulations or the implementation of new regulations is not determinable and could materially affect our financial condition, results of operations and liquidity.

The costs to comply with environmental regulations can be significantly affected by the following external events or conditions:

•	enactment of state or federal regulations regarding CO2 and other greenhouse gas emissions;

•
other changes to existing state or federal regulation regarding air quality, water quality, control of toxic substances and hazardous and solid wastes, and other environmental matters, including revisions to CAIR currently being developed by the EPA as a result of court rulings discussed in Note 3 and the EPA's MATS rule for coal and oil-fueled generation units to replace the federal Clean Air Mercury Rule (CAMR) as a result of similar court rulings, and

•	the identification of sites requiring clean-up or the filing of other complaints in which we may be asserted to be potential responsible parties.

Nuclear Insurance

Nuclear insurance includes liability coverage, property damage, decontamination and premature decommissioning coverage and accidental outage and/or extra expense coverage. The liability coverage is governed by the Price-Anderson Act (Act), while the property damage, decontamination and premature decommissioning coverage are promulgated by the rules and regulations of the NRC. We intend to maintain insurance against nuclear risks as long as such insurance is available. The company is self-insured to the extent that losses (i) are within the policy deductibles, (ii) are not covered per policy exclusions, terms and limitations, (iii) exceed the amount of insurance maintained, or (iv) are not covered due to lack of insurance availability. Such losses could have a material effect on our financial condition and results of operations and liquidity.

With regard to liability coverage, the Act provides financial protection for the public in the event of a significant nuclear generation plant incident. The Act sets the statutory limit of public liability for a single nuclear incident at $12.5 billion and requires nuclear generation plant operators to provide financial protection for this amount. The US Congress could impose revenue-raising measures on the nuclear industry to pay claims exceeding the $12.5 billion limit for a single incident mandated by the Act. As required, the company provides this financial protection for a nuclear incident at Comanche Peak resulting in public bodily injury and property damage through a combination of private insurance and industry-wide retrospective payment plans. As the first layer of financial protection, the company has $375 million of liability insurance from American Nuclear Insurers (ANI), which provides such insurance on behalf of a major stock insurance company pool, Nuclear Energy Liability Insurance Association. The second layer of financial protection is provided under an industry-wide retrospective payment program called Secondary Financial Protection (SFP).

Under the SFP, in the event of an incident at any nuclear generation plant in the US, each operating licensed reactor in the US is subject to an assessment of up to $117.5 million plus a 3% insurance premium tax, subject to increases for inflation every five years. Assessments are limited to $17.5 million per operating licensed reactor per year per incident. The company's maximum potential assessment under the industry retrospective plan would be $235 million (excluding taxes) per incident but no more than $35 million in any one year for each incident. The potential assessment is triggered by a nuclear liability loss in excess of $375 million per accident at any nuclear facility. The SFP and liability coverage are not subject to any deductibles.

With respect to nuclear decontamination and property damage insurance, the NRC requires that nuclear generation plant license-holders maintain at least $1.06 billion of such insurance and require the proceeds thereof to be used to place a plant in a safe and stable condition, to decontaminate it pursuant to a plan submitted to and approved by the NRC before the proceeds can be used for plant repair or restoration or to provide for premature decommissioning. The company maintains nuclear decontamination and property damage insurance for Comanche Peak in the amount of $2.25 billion (subject to $5 million deductible per accident), above which the company is self-insured. This insurance coverage consists of a primary layer of coverage of $500 million provided by Nuclear Electric Insurance Limited (NEIL), a nuclear electric utility industry mutual insurance company and $1.25 billion of premature decommissioning coverage also provided by NEIL. The European Mutual Association for Nuclear Insurance provides additional insurance limits of $500 million in excess of NEIL's $1.75 billion coverage.

The company maintains Accidental Outage Insurance through NEIL to cover the additional costs of obtaining replacement electricity from another source if one or both of the units at Comanche Peak are out of service for more than twelve weeks as a result of covered direct physical damage. The coverage provides for weekly payments of $3.5 million for the first fifty-two weeks and $2.8 million for the next 110 weeks for each outage, respectively, after the initial twelve-week waiting period. The total maximum coverage is $490 million per unit. The coverage amounts applicable to each unit will be reduced to 80% if both units are out of service at the same time as a result of the same accident.

If NEIL's losses exceeded its reserves for the applicable coverage, potential assessments in the form of a retrospective premium call could be made up to ten times annual premiums. The company maintains insurance coverage against these potential retrospective premium calls.

Also, under the NEIL policies, if there were multiple terrorism losses occurring within a one-year time frame, NEIL would make available one industry aggregate limit of $3.2 billion plus any amounts it recovers from other sources up to the limits for each claimant. If terrorism losses occurred beyond the one-year period, a new set of limits and resources would apply.

Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Equity
EQUITY

Cash Distributions to Parent

We paid no cash distributions to EFH Corp. in 2011, 2010 or 2009.
Dividend Restrictions

There are no restrictions on our ability to use our retained earnings or net income to make distributions on our equity. However, we rely on distributions or loans from TCEH to meet our cash requirements, including funding of dividends. The TCEH Senior Secured Facilities generally restrict TCEH from making any cash distribution to any of its parent companies for the ultimate purpose of making a cash dividend on their common stock unless at the time, and after giving effect to such distribution, TCEH's consolidated total debt (as defined in the TCEH Senior Secured Facilities) to Adjusted EBITDA would be equal to or less than 6.5 to 1.0. As of December 31, 2011, the ratio was 8.7 to 1.0.

In addition, the TCEH Senior Secured Facilities and indentures governing the TCEH Senior Notes, TCEH Senior Secured Notes and TCEH Senior Secured Second Lien Notes generally restrict TCEH's ability to make distributions or loans to any of its parent companies, EFCH and EFH Corp., unless such distributions or loans are expressly permitted under the TCEH Senior Secured Facilities and the indentures governing such notes. See discussion in Note 9 regarding amendments to the TCEH Senior Secured Facilities affecting intercompany loans from TCEH to EFH Corp.

In addition, under applicable law, we are prohibited from paying any dividend to the extent that immediately following payment of such dividend, there would be no statutory surplus or we would be insolvent.

See Note 17 for discussion of stock-based compensation.

Noncontrolling Interests

As discussed in Note 2, we consolidate a joint venture formed for the purpose of developing two new nuclear generation units, which results in a noncontrolling interests component of equity. Net loss attributable to the noncontrolling interests was immaterial for the years ended December 31, 2011, 2010 and 2009.

Debt Pushed Down from EFH Corp.
See Note 1 for discussion of noncash contributions from EFH Corp. related to debt pushed down from EFH Corp. in accordance with SEC SAB Topic 5-J.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
FAIR VALUE MEASUREMENTS

Accounting standards related to the determination of fair value define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We use a "mid-market" valuation convention (the mid-point price between bid and ask prices) as a practical expedient to measure fair value for the majority of our assets and liabilities subject to fair value measurement on a recurring basis. We primarily use the market approach for recurring fair value measurements and use valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.

We categorize our assets and liabilities recorded at fair value based upon the following fair value hierarchy:

•
Level 1 valuations use quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date. An active market is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 assets and liabilities include exchange-traded commodity contracts. For example, a significant number of our derivatives are NYMEX futures and swaps transacted through clearing brokers for which prices are actively quoted.

•
Level 2 valuations use inputs, in the absence of actively quoted market prices, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: (a) quoted prices for similar assets or liabilities in active markets, (b) quoted prices for identical or similar assets or liabilities in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or liability such as interest rates and yield curves observable at commonly quoted intervals and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. Our Level 2 valuations utilize over-the-counter broker quotes, quoted prices for similar assets or liabilities that are corroborated by correlations or other mathematical means and other valuation inputs. For example, our Level 2 assets and liabilities include forward commodity positions at locations for which over-the-counter broker quotes are available.

•
Level 3 valuations use unobservable inputs for the asset or liability. Unobservable inputs are used to the extent observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. We use the most meaningful information available from the market combined with internally developed valuation methodologies to develop our best estimate of fair value. For example, our Level 3 assets and liabilities include certain derivatives whose values are derived from pricing models that utilize multiple inputs to the valuations, including inputs that are not observable or easily corroborated through other means.

We utilize several different valuation techniques to measure the fair value of assets and liabilities, relying primarily on the market approach of using prices and other market information for identical and/or comparable assets and liabilities for those items that are measured on a recurring basis. These methods include, among others, the use of broker quotes and statistical relationships between different price curves.

In utilizing broker quotes, we attempt to obtain multiple quotes from brokers that are active in the commodity markets in which we participate (and require at least one quote from two brokers to determine a pricing input as observable); however, not all pricing inputs are quoted by brokers. The number of broker quotes received for certain pricing inputs varies depending on the depth of the trading market, each individual broker's publication policy, recent trading volume trends and various other factors. In addition, for valuation of interest rate swaps, we use a combination of dealer provided market valuations (generally non-binding) and Bloomberg valuations based on month-end interest rate curves and standard rate swap valuation models.

Certain derivatives and financial instruments are valued utilizing option pricing models that take into consideration multiple inputs including commodity prices, volatility factors, discount rates and other inputs. Additionally, when there is not a sufficient amount of observable market data, valuation models are developed that incorporate proprietary views of market factors. Those valuation models are generally used in developing long-term forward price curves for certain commodities. We believe the development of such curves is consistent with industry practice; however, the fair value measurements resulting from such curves are classified as Level 3.

With respect to amounts presented in the following fair value hierarchy tables, the fair value measurement of an asset or liability (e.g., a contract) is required to fall in its entirety in one level, based on the lowest level input that is significant to the fair value measurement. Certain assets and liabilities would be classified in Level 2 instead of Level 3 of the hierarchy except for the effects of credit reserves and non-performance risk adjustments, respectively. Assessing the significance of a particular input to the fair value measurement in its entirety requires judgment, considering factors specific to the asset or liability being measured.

As of December 31, 2011, assets and liabilities measured at fair value on a recurring basis consisted of the following:

	Level 1	Level 2	Level 3 (a)	Reclassification(b)	Total
Assets:
Commodity contracts	$395	$3,915	$124	$1	$4,435
Nuclear decommissioning trust – equity securities (c)	208	124	—	—	332
Nuclear decommissioning trust – debt securities (c)	—	242	—	—	242
Total assets	$603	$4,281	$124	$1	$5,009
Liabilities:
Commodity contracts	$446	$727	$71	$1	$1,245
Interest rate swaps	—	2,231	—	—	2,231
Total liabilities	$446	$2,958	$71	$1	$3,476
 ___________

(a)
Level 3 assets and liabilities consist primarily of a complex wind generation purchase contract, physical power call options, congestion revenue rights transactions as discussed below and ancillary service agreements, each due to unobservable inputs in the valuation.

(b)	Represents the effects of reclassification of the assets and liabilities to conform to the balance sheet presentation of current and long-term assets and liabilities.

(c)	The nuclear decommissioning trust investment is included in the investments line on the balance sheet. See Note 15.

As of December 31, 2010, assets and liabilities measured at fair value on a recurring basis consisted of the following:

	Level 1	Level 2	Level 3 (a)	Reclassification(b)	Total
Assets:
Commodity contracts	$727	$3,575	$401	$2	$4,705
Interest rate swaps	—	6	—	—	6
Nuclear decommissioning trust – equity securities (c)	192	121	—	—	313
Nuclear decommissioning trust – debt securities (c)	—	223	—	—	223
Total assets	$919	$3,925	$401	$2	$5,247
Liabilities:
Commodity contracts	$875	$672	$59	$2	$1,608
Interest rate swaps	—	1,425	—	—	1,425
Total liabilities	$875	$2,097	$59	$2	$3,033
  ___________

(a)
Level 3 assets and liabilities consist primarily of a complex wind generation purchase contract, certain natural gas positions (collars) in the natural gas price hedging program, physical power call options, congestion revenue rights transactions as discussed below and ancillary service agreements, each due to unobservable inputs in the valuation.

(b)	Represents the effects of reclassification of the assets and liabilities to conform to the balance sheet presentation of current and long-term assets and liabilities.

(c)	The nuclear decommissioning trust investment is included in the investments line on the balance sheet. See Note 15.

In conjunction with ERCOT's transition to a nodal wholesale market structure effective December 2010, we have entered into certain derivative transactions (primarily congestion revenue rights transactions) that are valued at illiquid pricing locations (unobservable inputs), thus requiring classification as Level 3 assets or liabilities. As the nodal market matures and more transaction and pricing information becomes available for these pricing locations, we expect more of the valuation inputs to become observable.

Commodity contracts consist primarily of natural gas, electricity, fuel oil, uranium and coal derivative instruments entered into for hedging purposes and include physical contracts that have not been designated "normal" purchases or sales. See Note 14 for further discussion regarding the company's use of derivative instruments.
Interest rate swaps include variable-to-fixed rate swap instruments that are economic hedges of interest on long-term debt as well as interest rate basis swaps designed to effectively reduce the hedged borrowing costs. See Note 9 for discussion of interest rate swaps.

Nuclear decommissioning trust assets represent securities held for the purpose of funding the future retirement and decommissioning of the nuclear generation units. These investments include equity, debt and other fixed-income securities consistent with investment rules established by the NRC and the PUCT.
There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy for the years ended December 31, 2011 and 2010. See the table below for discussion of transfers between Level 2 and Level 3 in the year ended December 31, 2011.

The following table presents the changes in fair value of the Level 3 assets and liabilities (all related to commodity contracts) for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,
	2011	2010	2009
Balance as of beginning of period	$342	$81	$(72)
Total realized and unrealized gains (losses):
Included in net income (loss)	(1)	266	115
Included in other comprehensive income	—	—	(30)
Purchases, issuances and settlements (a):
Purchases	117	68	137
Issuances	(15)	(31)	(86)
Settlements	(41)	(11)	—
Transfers into Level 3 (b)	—	(12)	2
Transfers out of Level 3 (b)	(349)	(19)	15
Net change (c)	(289)	261	153
Balance as of end of period	$53	$342	$81
Net change in unrealized gains (losses) included in net income relating to instruments held as of end of period	$17	$111	$105
  ___________

(a)	Settlements reflect reversals of unrealized mark-to-market valuations previously recognized in net income. Purchases and issuances reflect option premiums paid or received.

(b)
Includes transfers due to changes in the observability of significant inputs. For 2011 and 2010, in accordance with new accounting guidance issued by the FASB in January 2010, transfers in and out occur at the end of each quarter, which is when the assessments are performed. Prior period transfers in were assumed to transfer in at the beginning of the quarter and transfers out at the end of the quarter. Significant transfers out occurred during the first quarter 2011 for natural gas collars for 2014; these derivatives are now categorized as Level 2 due to an increase in option market trading activity in forward periods. Significant transfers out occurred during the third quarter 2011 for 2014 coal contracts, these derivatives are now categorized as Level 2 due to increased liquidity in forward periods.

(c)
Substantially all changes in values of commodity contracts are reported in the income statement in net gain from commodity hedging and trading activities, except in 2010, a gain of $116 million on the termination of a long-term power sales contract is reported in other income in the income statement. Activity excludes changes in fair value in the month the position settled as well as amounts related to positions entered into and settled in the same month.

Fair Value of Nonderivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Investments, All Other Investments [Abstract]
Fair Value of Nonderivative Financial Instruments
FAIR VALUE OF NONDERIVATIVE FINANCIAL INSTRUMENTS

The carrying amounts and related estimated fair values of significant nonderivative financial instruments attributable to EFCH (including pushed down debt) as of December 31, 2011 and 2010 were as follows:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value (a)	Carrying Amount	Fair Value (a)
On balance sheet liabilities:
Long-term debt (including current maturities)(b)	$30,434	$18,740	$30,056	$22,437
Off balance sheet liabilities:
Financial guarantees	$—	$3	$—	$9
_________________

(a)
Fair value determined in accordance with accounting standards related to the determination of fair value as discussed in Note 12. We obtain security pricing from a vendor who uses broker quotes and third-party pricing services to determine fair values, which are validated through subscription services such as Bloomberg where relevant.

(b)	Excludes capital leases.
See Notes 12 and 14 for discussion of accounting for financial instruments that are derivatives.

Commodity and Other Derivative Contractual Assets and Liabilities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Commodity and Other Derivative Contractual Assets and Liabilities
COMMODITY AND OTHER DERIVATIVE CONTRACTUAL ASSETS AND LIABILITIES

Strategic Use of Derivatives

We transact in derivative instruments, such as options, swaps, futures and forward contracts, primarily to manage commodity price risk and interest rate risk exposure. Our principal activities involving derivatives consist of a long-term commodity hedging program and the hedging of interest costs on our long-term debt. See Note 12 for a discussion of the fair value of all derivatives.

Natural Gas Price Hedging Program — TCEH has a natural gas price hedging program designed to reduce exposure to changes in future electricity prices due to changes in the price of natural gas, thereby hedging future revenues from electricity sales and related cash flows. In ERCOT, the wholesale price of electricity has generally moved with the price of natural gas. Under the program, TCEH has entered into market transactions involving natural gas-related financial instruments and has sold forward natural gas through 2014. These transactions are intended to hedge a significant portion of electricity price exposure related to expected lignite/coal- and nuclear-fueled generation for this period. Changes in the fair value of the instruments under the natural gas price hedging program are reported in the income statement in net gain (loss) from commodity hedging and trading activities.

Interest Rate Swap Transactions — Interest rate swap agreements are used to reduce exposure to interest rate changes by converting floating-rate debt to fixed rates, thereby hedging future interest costs and related cash flows. Interest rate basis swaps are used to effectively reduce the hedged borrowing costs. Changes in the fair value of the swaps are recorded as unrealized gains and losses in interest expense and related charges. See Note 9 for additional information about interest rate swap agreements.

Other Commodity Hedging and Trading Activity — In addition to the natural gas price hedging program, TCEH enters into derivatives, including electricity, natural gas, fuel oil, uranium and coal instruments, generally for shorter-term hedging purposes. To a limited extent, TCEH also enters into derivative transactions for proprietary trading purposes, principally in natural gas and electricity markets.

Financial Statement Effects of Derivatives

Substantially all derivative contractual assets and liabilities arise from mark-to-market accounting consistent with accounting standards related to derivative instruments and hedging activities. The following tables provide detail of commodity and other derivative contractual assets and liabilities (with the column totals representing the net positions of the contracts) as reported in the balance sheets as of December 31, 2011 and 2010:

December 31, 2011
	Derivative assets		Derivative liabilities
	Commodity contracts	Interest rate swaps	Commodity contracts	Interest rate swaps	Total
Current assets	$2,883	$—	$—	$—	$2,883
Noncurrent assets	1,552	—	—	—	1,552
Current liabilities	(1)	—	(1,162)	(621)	(1,784)
Noncurrent liabilities	—	—	(82)	(1,610)	(1,692)
Net assets (liabilities)	$4,434	$—	$(1,244)	$(2,231)	$959

December 31, 2010
	Derivative assets		Derivative liabilities
	Commodity contracts	Interest rate swaps	Commodity contracts	Interest rate swaps	Total
Current assets	$2,637	$3	$—	$—	$2,640
Noncurrent assets	2,068	3	—	—	2,071
Current liabilities	(2)	—	(1,542)	(620)	(2,164)
Noncurrent liabilities	—	—	(64)	(805)	(869)
Net assets (liabilities)	$4,703	$6	$(1,606)	$(1,425)	$1,678

As of December 31, 2011 and 2010, there were no derivative positions accounted for as cash flow or fair value hedges.

Margin deposits that contractually offset these derivative instruments are reported separately in the balance sheet and totaled $1.006 billion and $479 million in net liabilities as of December 31, 2011 and 2010, respectively. Reported amounts as presented in the above table do not reflect netting of assets and liabilities with the same counterparties under existing netting arrangements. This presentation can result in significant volatility in derivative assets and liabilities because we may enter into offsetting positions with the same counterparties, resulting in both assets and liabilities, and the underlying commodity prices can change significantly from period to period.

In 2009, EFH Corp. and TCEH entered into collateral funding transactions with counterparties to certain interest rate swap agreements related to TCEH debt. Under the terms of these transactions, which the companies elected to enter into as a cash management measure, EFH Corp. (parent) posted $400 million in cash and TCEH posted $65 million in letters of credit to the counterparties, with the outstanding balance of such collateral earning interest. TCEH had also entered into commodity hedging transactions with one of these counterparties, and under an arrangement effective August 2009, both the interest rate swaps and certain of the commodity hedging transactions with the counterparty are under the same derivative agreement, which continues to be secured by a first-lien interest in the assets of TCEH. In accordance with the agreements, the counterparties returned the collateral, along with accrued interest, in March 2010.

The following table presents the pre-tax effect on net income of derivatives not under hedge accounting, including realized and unrealized effects:

	Year Ended December 31,
Derivative (Income statement presentation)	2011	2010	2009
Commodity contracts (Net gain from commodity hedging and trading activities) (a)	$1,139	$2,162	$1,741
Commodity contracts (Other income) (b)	—	116	—
Interest rate swaps (Interest expense and related charges) (c)	(1,496)	(880)	12
Net gain (loss)	$(357)	$1,398	$1,753
  ___________

(a)
Amount represents changes in fair value of positions in the derivative portfolio during the period, as realized amounts related to positions settled are assumed to equal reversals of previously recorded unrealized amounts.

(b)	Represents a noncash gain on termination of a long-term power sales contract (see Note 7).

(c)	Includes amounts reported as unrealized mark-to-market net gain (loss) as well as the net effect on interest paid/accrued, both reported in "Interest Expense and Related Charges" (see Note 19).

The following table presents the pre-tax effect on net income and other comprehensive income (OCI) of derivative instruments previously accounted for as cash flow hedges. There were no amounts recognized in OCI for the years ended December 31, 2011 or 2010. In the year ended December 31, 2009, $30 million of losses were recognized in OCI related to the effective portion of commodity contract hedges.

Derivative Type (Income statement presentation of loss reclassified from accumulated OCI into income)	Year Ended December 31,
	2011	2010	2009
Interest rate swaps (interest expense and related charges)	$(27)	$(87)	$(183)
Interest rate swaps (depreciation and amortization)	(2)	(2)	—
Commodity contracts (fuel, purchased power costs and delivery fees)	—	—	(16)
Commodity contracts (operating revenues)	—	(1)	(2)
Total	$(29)	$(90)	$(201)

There were no transactions designated as cash flow hedges during the years ended December 31, 2011 and 2010. There were no ineffectiveness net gains or losses related to transactions designated as cash flow hedges in the year ended December 31, 2009.

Accumulated other comprehensive income related to cash flow hedges as of December 31, 2011 and 2010 totaled $49 million and $68 million in net losses (after-tax), respectively, substantially all of which relates to interest rate swaps. We expect that $7 million of net losses (after-tax) related to cash flow hedges included in accumulated other comprehensive income as of December 31, 2011 will be reclassified into net income during the next twelve months as the related hedged transactions affect net income.

Derivative Volumes

The following table presents the gross notional amounts of derivative volumes as of December 31, 2011 and 2010:

	December 31,
	2011	2010
Derivative type	Notional Volume		Unit of Measure
Interest rate swaps:
Floating/fixed	$31,255	$15,800	Million US dollars
Basis (a)	$19,167	$15,200	Million US dollars
Natural gas:
Natural gas price hedge forward sales and purchases (b)	1,602	2,681	Million MMBtu
Locational basis swaps	728	1,092	Million MMBtu
All other	841	887	Million MMBtu
Electricity	105,673	143,776	GWh
Congestion Revenue Rights (c)	142,301	15,782	GWh
Coal	23	6	Million tons
Fuel oil	51	109	Million gallons
Uranium	480	—	Thousand pounds
___________

(a)	Includes $1.417 billion notional amount of swaps entered into as of December 31, 2011 but not effective until February 2012.

(b)
Represents gross notional forward sales, purchases and options transactions in the natural gas price hedging program. The net amount of these transactions was approximately 700 million MMBtu and 1.0 billion MMBtu as of December 31, 2011 and 2010, respectively.

(c)	Represents gross forward purchases associated with instruments used to hedge price differences between settlement points in the new nodal wholesale market design implemented by ERCOT.

Credit Risk-Related Contingent Features of Derivatives

The agreements that govern our derivative instrument transactions may contain certain credit risk-related contingent features that could trigger liquidity requirements in the form of cash collateral, letters of credit or some other form of credit enhancement. Certain of those agreements require the posting of collateral if our credit rating is downgraded by one or more credit rating agency; however, due to our credit ratings being below investment grade, substantially all of such collateral posting requirements are already effective.

As of December 31, 2011 and 2010, the fair value of liabilities related to derivative instruments under agreements with credit risk-related contingent features that were not fully cash collateralized totaled $364 million and $408 million, respectively. The liquidity exposure associated with these liabilities was reduced by cash and letter of credit postings with the counterparties totaling $78 million and $65 million as of December 31, 2011 and 2010, respectively. If all the credit risk-related contingent features related to these derivatives had been triggered, including cross default provisions, as of December 31, 2011 and 2010, the remaining related liquidity requirement would have totaled $7 million and $18 million, respectively, after reduction for net accounts receivable and derivative assets under netting arrangements.

In addition, certain derivative agreements that are collateralized primarily with asset liens include indebtedness cross-default provisions that could result in the settlement of such contracts if there were a failure under other financing arrangements to meet payment terms or to comply with other covenants that could result in the acceleration of such indebtedness. As of December 31, 2011 and 2010, the fair value of derivative liabilities subject to such cross-default provisions, largely related to interest rate swaps, totaled $2.651 billion and $1.747 billion, respectively, before consideration of the amount of assets under the liens. No cash collateral or letters of credit were posted with these counterparties as of December 31, 2011 and 2010 to reduce the liquidity exposure. If all the credit risk-related contingent features related to these derivatives, including amounts related to cross-default provisions, had been triggered as of December 31, 2011 and 2010, the remaining related liquidity requirement after reduction for derivative assets under netting arrangements but before consideration of the amount of assets under the liens would have totaled $1.160 billion and $647 million, respectively. See Note 9 for a description of other obligations that are supported by asset liens.

As discussed immediately above, the aggregate fair values of liabilities under derivative agreements with credit risk-related contingent features, including cross-default provisions, totaled $3.015 billion and $2.155 billion as of December 31, 2011 and 2010, respectively. These amounts are before consideration of cash and letter of credit collateral posted, net accounts receivable and derivative assets under netting arrangements and assets under related liens.

Some commodity derivative contracts contain credit risk-related contingent features that do not provide for specific amounts to be posted if the features are triggered. These provisions include material adverse change, performance assurance, and other clauses that generally provide counterparties with the right to request additional credit enhancements. The amounts disclosed above exclude credit risk-related contingent features that do not provide for specific amounts or exposure calculations.

Concentrations of Credit Risk Related to Derivatives

TCEH has significant concentrations of credit risk with the counterparties to its derivative contracts. As of December 31, 2011, total credit risk exposure to all counterparties related to derivative contracts totaled $4.7 billion (including associated accounts receivable). The net exposure to those counterparties totaled $825 million as of December 31, 2011 after taking into effect master netting arrangements, setoff provisions and collateral. The net exposure, assuming setoff provisions in the event of default across all EFH Corp. consolidated subsidiaries, totaled $580 million. As of December 31, 2011, the credit risk exposure to the banking and financial sector represented 92% of the total credit risk exposure, a significant amount of which is related to the natural gas price hedging program, and the largest net exposure to a single counterparty totaled $245 million. Taking into account setoff provisions in the event of a default across all EFH Corp. consolidated subsidiaries did not materially affect this counterparty exposure.

Exposure to banking and financial sector counterparties is considered to be within an acceptable level of risk tolerance because a significant majority of this exposure is with counterparties with credit ratings of "A-" or better. However, this concentration increases the risk that a default by any of these counterparties would have a material effect on our financial condition, results of operations and liquidity. The transactions with these counterparties contain certain provisions that would require the counterparties to post collateral in the event of a material downgrade in their credit rating.

We maintain credit risk policies with regard to our counterparties to minimize overall credit risk. These policies authorize specific risk mitigation tools including, but not limited to, use of standardized master netting contracts and agreements that allow for netting of positive and negative exposures associated with a single counterparty. Credit enhancements such as parent guarantees, letters of credit, surety bonds, liens on assets and margin deposits are also utilized. Prospective material changes in the payment history or financial condition of a counterparty or downgrade of its credit quality result in the reassessment of the credit limit with that counterparty. The process can result in the subsequent reduction of the credit limit or a request for additional financial assurances. An event of default by one or more counterparties could subsequently result in termination-related settlement payments that reduce available liquidity if amounts are owed to the counterparties related to the derivative contracts or delays in receipts of expected settlements if the counterparties owe amounts to us.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments
INVESTMENTS

The investments balance consists of the following:

	December 31, 2011	December 31, 2010
Nuclear plant decommissioning trust	$574	$536
Assets related to employee benefit plans, including employee savings programs, net of distributions	10	17
Land	41	41
Investment in unconsolidated affiliate	1	5
Miscellaneous other	3	3
Total investments	$629	$602

Nuclear Plant Decommissioning Trust

Investments in a trust that will be used to fund the costs to decommission the Comanche Peak nuclear generation plant are carried at fair value. Decommissioning costs are being recovered from Oncor's customers as a delivery fee surcharge over the life of the plant and deposited in the trust fund. Net gains and losses on investments in the trust fund are offset by a corresponding change in receivables from/payables due to Oncor, reflecting changes in Oncor's regulatory asset/liability. A summary of investments in the fund follows:

	December 31, 2011
	Cost (a)	Unrealized gain	Unrealized loss	Fair market value
Debt securities (b)	$231	$13	$(2)	$242
Equity securities (c)	230	121	(19)	332
Total	$461	$134	$(21)	$574

	December 31, 2010
	Cost (a)	Unrealized gain	Unrealized loss	Fair market value
Debt securities (b)	$221	$6	$(4)	$223
Equity securities (c)	213	115	(15)	313
Total	$434	$121	$(19)	$536
_________________

(a)	Includes realized gains and losses of securities sold.

(b)
The investment objective for debt securities is to invest in a diversified tax efficient portfolio with an overall portfolio rating of AA or above as graded by S&P or Aa2 by Moody's. The debt securities are heavily weighted with municipal bonds. The debt securities had an average coupon rate of 4.38% and 4.61% and an average maturity of 6.3 years and 8.8 years as of December 31, 2011 and 2010, respectively.

(c)	The investment objective for equity securities is to invest tax efficiently and to match the performance of the S&P 500 Index.
Debt securities held as of December 31, 2011 mature as follows: $98 million in one to five years, $53 million in five to ten years and $91 million after ten years.

The following table summarizes proceeds from sales of available-for-sale securities and the related realized gains and losses from such sales.

	Year Ended December 31,
	2011	2010	2009
Realized gains	$1	$1	$1
Realized losses	$(3)	$(2)	$(6)
Proceeds from sales of securities	$2,419	$974	$3,064
Investments in securities	$(2,436)	$(990)	$(3,080)

Assets Related to Employee Benefit Plans

The majority of these assets represent cash surrender values of life insurance policies that are purchased to fund liabilities under deferred compensation plans. EFH Corp. pays the premiums and is the beneficiary of these life insurance policies.

Pension and Other Postretirement Employee Benefits (OPEB) Plans	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Employee Benefits (OPEB) Costs
PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

Pension Plan

Our subsidiaries are participating employers in the EFH Retirement Plan (Retirement Plan), a defined benefit pension plan sponsored by EFH Corp. The Retirement Plan is a qualified pension plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code) and is subject to the provisions of ERISA. All benefits are funded by the participating employers. The Retirement Plan provides benefits to participants under one of two formulas: (i) a Cash Balance Formula under which participants earn monthly contribution credits based on their compensation and a combination of their age and years of service, plus monthly interest credits or (ii) a Traditional Retirement Plan Formula based on years of service and the average earnings of the three years of highest earnings. The interest component of the Cash Balance Formula is variable and is determined using the yield on 30-year Treasury bonds. Under the Cash Balance Formula, future increases in earnings will not apply to prior service costs.

Effective October 1, 2007, all new employees, with the exception of employees hired by Oncor, are not eligible to participate in the Retirement Plan. It is EFH Corp.'s policy to fund the plans on a current basis to the extent deductible under existing federal tax regulations.

Our subsidiaries also participate in EFH Corp.'s supplemental unfunded retirement plans for certain employees whose retirement benefits cannot fully be earned under the qualified Retirement Plan, the information for which is included below.

Other Postretirement Employee Benefit (OPEB) Plan

Our subsidiaries participate with EFH Corp. and certain other affiliated subsidiaries of EFH Corp. to offer OPEB in the form of health care and life insurance to eligible employees and their eligible dependents upon the retirement of such employees. For employees retiring on or after January 1, 2002, the retiree contributions required for such coverage vary based on a formula depending on the retiree's age and years of service. In 2011, we announced a change to the OPEB plan whereby, effective January 1, 2013, Medicare-eligible employees of the competitive business will be subject to a cap on increases in subsidies received under the plan to offset medical costs.

Pension and OPEB Costs Recognized as Expense

The following details net pension and OPEB costs recognized as expense. The pension and OPEB amounts provided represent allocations to us of amounts related to EFH Corp.'s plans.

	Year Ended December 31,
	2011	2010	2009
Pension costs	$38	$28	$13
OPEB costs	14	11	9
Total benefit costs recognized as expense	$52	$39	$22

EFH Corp. uses the calculated value method to determine the market-related value of the assets held in trust. EFH Corp. includes the realized and unrealized gains or losses in the market-related value of assets over a rolling four-year period. Each year, 25% of such gains and losses for the current year and for each of the preceding three years is included in the market-related value. Each year, the market-related value of assets is increased for contributions to the plan and investment income and is decreased for benefit payments and expenses for that year.

Regulatory Recovery of Pension and OPEB Costs

PURA provides for the recovery by Oncor of pension and OPEB costs for all applicable former employees of the regulated predecessor integrated electric utility. These costs are associated with Oncor's active and retired employees as well as active and retired personnel engaged in TCEH's activities, related to their service prior to the deregulation and disaggregation of EFH Corp.'s business effective January 1, 2002. Accordingly, Oncor and TCEH entered into an agreement whereby Oncor assumed responsibility for applicable pension and OPEB costs related to those personnel.

Additional Multiemployer Plan Participation Disclosures

We have not been allocated any overfunded asset or underfunded liability related to our participation in EFH Corp.'s pension and OPEB plans. However, we are jointly and severally liable for all EFH Corp. pension and OPEB plan liabilities and are subject to certain risks including the following:

•	Funding/assets contributed by us may be used to provide benefits to employees from other participating entities;

•	We may be required to bear the unfunded obligations of another participating employer that stops making contributions, and

•	If we stop participating, we may be required to pay an amount to the plan based on the underfunded status of the plan.

Our share of contributions to the EFH Corp. Retirement Plan was zero percent in each of the years ended December 31, 2011 and 2010 and 18% in the year ended December 31, 2009. The plan was at least 80% funded for those periods as determined under the provisions of ERISA. The Employer Identification Number of the Retirement Plan is 75-2669310 and the plan number is 002.

Assumed Discount Rate

The discount rate reflected for net pension and OPEB costs is 5.50% and 5.55%, respectively, for the year ended December 31, 2011, 5.90% for both plans for the year ended December 31, 2010 and 6.90% and 6.85%, respectively, for the year ended December 31, 2009. The expected rate of return on plan assets reflected in the 2011 cost amounts is 7.7% and 7.1% for the pension plan assets and OPEB assets, respectively.

Thrift Plan

Our employees may participate in a qualified savings plan, the EFH Thrift Plan (Thrift Plan). This plan is a participant-directed defined contribution plan intended to qualify under Section 401(a) of the Code, and is subject to the provisions of ERISA. Under the terms of the Thrift Plan, employees who do not earn more than the IRS threshold compensation limit used to determine highly compensated employees may contribute, through pre-tax salary deferrals and/or after-tax payroll deductions, the lesser of 75% of their regular salary or wages or the maximum amount permitted under applicable law. Employees who earn more than such threshold may contribute from 1% to 16% of their regular salary or wages. Employer matching contributions are also made in an amount equal to 100% of the first 6% of employee contributions for employees who are covered under the Cash Balance Formula of the Retirement Plan, and 75% of the first 6% of employee contributions for employees who are covered under the Traditional Retirement Plan Formula of the Retirement Plan. Employer matching contributions are made in cash and may be allocated by participants to any of the plan's investment options. Our contributions to the Thrift Plan totaled $18 million, $17 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION

In December 2007, EFH Corp. established the 2007 Stock Incentive Plan for Key Employees of EFH Corp. and its Affiliates (2007 SIP). We bear the costs of EFH Corp.'s 2007 SIP for applicable management personnel engaged in our business activities. Incentive awards under the 2007 SIP may be granted to directors and officers and qualified managerial employees of EFH Corp. or its subsidiaries or affiliates in the form of non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, shares of common stock, the opportunity to purchase shares of common stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of EFH Corp.'s shares of common stock.

Stock-based compensation expense recorded in the years ended December 31, 2011, 2010 and 2009 was as follows:

	Year Ended December 31,
Type of award	2011	2010	2009
Restricted stock units granted to employees	$2	$—	$—
Stock options granted to employees	4	9	5
Other share and share-based awards	(1)	(2)	(1)
Total compensation expense	$5	$7	$4

Restricted Stock Units — Restricted stock unit activity, all of which occurred in 2011, consisted of the issuance of 11.2 million units in exchange for stock options as discussed below, grants of 2.2 million units and forfeitures of 0.4 million units. Restricted stock units vest as common stock of EFH Corp, upon the earlier of September 2014 or a change of control, or on a prorated basis upon certain defined events such as termination of employment. Compensation expense per unit is based on the estimated value of EFH Corp. stock at the grant date, less a marketability discount factor. To determine expense related to units issued in exchange for stock options, the unit value is further reduced by the fair value of the options exchanged. As of December 31, 2011, there was approximately $9.4 million of unrecognized compensation expense related to nonvested restricted stock units expected to be recognized by us through September 2014.

Stock Options — Options to purchase 0.2 million and 9.0 million shares of EFH Corp. common stock were granted to certain of our management employees in 2010 and 2009, respectively. No options were granted in 2011. Of the options granted in 2009, 6.3 million were granted in exchange for previously granted options. The exercise period for vested awards was 10 years from the grant date. The options initially provided the holder the right to purchase EFH Corp. common stock for $5.00 per share. The terms of the options were fixed at grant date. One-half of the options initially granted were to vest solely based upon continued employment over a specific period of time, generally five years, with the options vesting ratably on an annual basis over the period (Time-Based Options). One-half of the options initially granted were to vest based upon both continued employment and the achievement of targeted five-year EFH Corp. EBITDA levels (Performance-Based Options). Prior to vesting, expenses were recorded if the achievement of the EBITDA levels was probable, and amounts recorded were adjusted or reversed if the probability of achievement of such levels changed. Probability of vesting was evaluated at least each quarter. The stock option expense presented in the table above relates to Time-Based Options except for $1.6 million in 2010 related to Performance-Based Options.

In October 2009, in consideration of the then recent economic dislocation and the desire to provide incentives for retention, grantees of Performance-Based Options (excluding named executive officers and a small group of other employees) were provided an offer, which substantially all accepted, to exchange their unvested Performance-Based Options granted under the 2007 SIP with a strike price of $5.00 per share and a vesting schedule through October 2012 for new time-based stock options (Cliff-Vesting Options) with a strike price of $3.50 per share (the then most recent market valuation of each share), with one-half of these options to vest in September 2012 and one-half of these options to vest in September 2014. Additionally, certain named executive officers and a small group of other employees were granted an aggregate 2.0 million Cliff-Vesting Options with a strike price of $3.50 per share, to vest in September 2014, and substantially all of these employees also accepted an offer to exchange half of their unvested Performance-Based Options with a strike price of $5.00 per share and a vesting schedule through December 2012 for new time-based stock options with a strike price of $3.50 per share, to vest in September 2014.

In December 2010, in consideration of the desire to enhance retention incentives, EFH Corp. offered employee grantees of all stock options (excluding named executive officers and a limited number of other employees) the right to exchange their vested and unvested options for restricted stock units payable in shares (at a ratio of two options for each stock unit). The exchange offer closed in late February 2011, and substantially all of our eligible employees accepted the offer, which resulted in the issuance of 6.5 million restricted stock units in exchange for 11.1 million time-based options (including 3.5 million that were vested) and 1.9 million performance-based options (including 1.4 million that were vested).

In October 2011, in consideration of the desire to enhance retention incentives, EFH Corp. offered its named executive officers and a limited number of other officers (including certain of our officers) the right to exchange their vested and unvested options for restricted stock units payable in shares on terms largely consistent with offers made in December 2010 to other employee grantees of stock options. The exchange offer closed in October 2011, and all eligible employees accepted the offer, which resulted in the issuance of 4.6 million restricted stock units in exchange for 7.3 million time-based options (including 3.2 million that were vested) and 1.9 million performance-based options (including 1.8 million that were vested).

The fair value of all options granted was estimated using the Black-Scholes option pricing model and the assumptions noted in the table below. Since EFH Corp. is a private company, expected volatility was based on actual historical experience of comparable publicly-traded companies for a term corresponding to the expected life of the options. The expected life represents the period of time that options granted were expected to be outstanding and was calculated using the simplified method prescribed by the SEC Staff Accounting Bulletin No. 107. The simplified method was used since EFH Corp. did not have stock option history upon which to base the estimate of the expected life and data for similar companies was not reasonably available. The risk-free rate was based on the US Treasury security with terms equal to the expected life of the option as of the grant date.

The weighted average grant-date fair value of the Time-Based Options granted in 2010 and 2009 was $1.36 and $1.32 per option, respectively. The weighted-average grant-date fair value of the Performance-Based Options granted in 2009 ranged from $1.16 to $1.42 depending upon the performance period.

Assumptions supporting the fair values were as follows:

	Year Ended December 31,
	2010	2009	2009
Assumptions:	Time-Based Options		Performance-Based Options
Expected volatility	35%	30%	30%
Expected annual dividend	—	—	—
Expected life (in years)	6.8	6.4 – 7.4	5.6 – 7.6
Risk-free rate	2.99%	2.54% – 3.14%	2.51% – 3.25%

Compensation expense for Time-Based Options is based on the grant-date fair value and recognized over the original vesting period as employees perform services. As of December 31, 2011, there was approximately $6.7 million of unrecognized compensation expense related to nonvested Time-Based Options, which is expected to be recognized ratably over a remaining weighted-average period of approximately one to three years. The exchange of time-based options for restricted stock units was considered a modification of the option award for accounting purposes.

A summary of Time-Based Options activity is presented below:

Time-Based Options Activity in 2011:	Options (millions)	Weighted Average Exercise Price
Total outstanding as of beginning of period	18.7	$4.30
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Exchanged	(18.4)	$4.30
Total outstanding as of end of period (weighted average remaining term of 6 – 10 years)	0.3	$4.30
Exercisable as of end of period (weighted average remaining term of 6 – 10 years)	—	$—
Expected forfeitures	(0.3)	$4.30
Expected to vest as of end of period (weighted average remaining term of 6 – 10 years)	—	$—

Time-Based Options Activity in 2010:	Options (millions)	Weighted Average Exercise Price
Total outstanding as of beginning of period	20.0	$4.34
Granted	0.2	$2.18
Exercised	—	$—
Forfeited	(1.5)	$4.59
Total outstanding as of end of period (weighted average remaining term of 7 - 10 years)	18.7	$4.30
Exercisable as of end of period (weighted average remaining term of 7 - 10 years)	(2.5)	$4.77
Expected forfeitures	(0.1)	$5.00
Expected to vest as of end of period (weighted average remaining term of 7 - 10 years)	16.1	$4.22

Time-Based Options Activity in 2009:	Options (millions)	Weighted Average Exercise Price
Total outstanding as of beginning of period	13.3	$5.00
Granted	8.8	$3.50
Exercised	—	$—
Forfeited	(2.1)	$5.00
Total outstanding as of end of period (weighted average remaining term of 8 - 10 years)	20.0	$4.34
Exercisable as of end of period (weighted average remaining term of 8 - 10 years)	(2.2)	$5.00
Expected forfeitures	(0.1)	$5.00
Expected to vest as of end of period (weighted average remaining term of 8 -10 years)	17.7	$4.25

	2011		2010		2009
Nonvested Time-Based Options Activity:	Options (millions)	Grant-Date Fair Value	Options (millions)	Grant-Date Fair Value	Options (millions)	Grant-Date Fair Value
Total nonvested as of beginning of period	11.7	$1.55	15.5	$1.63	11.0	$2.05
Granted	—	$—	0.2	$1.36	8.8	$1.32
Vested	—	$—	(2.5)	$1.92	(2.2)	$1.93
Forfeited	—	$—	(1.5)	$1.72	(2.1)	$1.84
Exchanged	(11.7)	$1.55	—	$—	—	$—
Total nonvested as of end of period	—	$—	11.7	$1.55	15.5	$1.63

Compensation expense for Performance-Based Options was based on the grant-date fair value and recognized over the requisite performance and service periods for each tranche of options depending upon the achievement of financial performance.

As of December 31, 2011, there was no unrecognized compensation expense related to nonvested Performance-Based Options because the options are no longer expected to vest as a result of exchanges. A total of 2.4 million of the 2008 and 0.9 million of the 2009 Performance-Based Options had vested.

A summary of Performance-Based Options activity is presented below:

Performance-Based Options Activity in 2011:	Options (millions)	Weighted Average Exercise Price
Outstanding as of beginning of period	3.8	$5.00
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Exchanged	(3.8)	$5.00
Total outstanding as of end of period (weighted average remaining term of 6 to 8 years)	—	$—
Exercisable as of end of period (weighted average remaining term of 6 to 8 years)	—	$—
Expected forfeitures	—	$—
Expected to vest as of end of period (weighted average remaining term of 6 to 8 years)	—	$—

Performance-Based Options Activity in 2010:	Options (millions)	Weighted Average Exercise Price
Outstanding as of beginning of period	4.9	$5.00
Granted	—	$—
Exercised	—	$—
Forfeited	(1.1)	$5.00
Exchanged	—	$—
Total outstanding as of end of period (weighted average remaining term of 7 to 10 years)	3.8	$5.00
Exercisable as of end of period (weighted average remaining term of 7 to 10 years)	(0.9)	$5.00
Expected forfeitures	—	$—
Expected to vest as of end of period (weighted average remaining term of 7 to 10 years)	2.9	$5.00

Performance-Based Options Activity in 2009:	Options (millions)	Weighted Average Exercise Price
Outstanding as of beginning of period	13.1	$5
Granted	0.2	$3.5
Exercised	—	$—
Forfeited	(2.1)	$5
Exchanged	(6.3)	$5
Total outstanding as of end of period (weighted average remaining term of 8 to 10 years)	4.9	$5
Exercisable as of end of period (weighted average remaining term of 8 to 10 years)	(2.4)	$5
Expected forfeitures	(0.1)	$5
Expected to vest as of end of period (weighted average remaining term of 8 to 10 years)	2.4	$5

	2011		2010		2009
Nonvested Performance-Based Nonvested Options Activity:	Options (millions)	Grant-Date Fair Value	Options (millions)	Grant-Date Fair Value	Options (millions)	Grant-Date Fair Value
Total nonvested as of beginning of period	0.5	$1.16 - 2.01	2.5	$1.16 – 2.01	13.1	$1.73 – 2.25
Granted	—	—	—	—	0.2	$1.16 – 1.42
Vested	—	—	(0.9)	$1.77 – 1.87	(2.4)	$1.73 – 2.25
Forfeited	—	—	(1.1)	$1.65 – 1.87	(2.1)	$1.77 – 1.92
Exchanged	(0.5)	$1.16 - 2.01	—	—	(6.3)	$1.13 – 2.25
Total nonvested as of end of period	—	$1.16 - 2.01	0.5	$1.16 – 2.01	2.5	$1.16 – 2.01

Other Share and Share-Based Awards — In 2008, EFH Corp. granted 1.75 million deferred share awards, each of which represents the right to receive one share of EFH Corp. stock, to certain of our management employees who agreed to forego share-based awards that vested at the Merger date. The deferred share awards are fully vested and are payable in cash or stock upon the earlier of a change of control or separation of service. No expense was recorded in 2008 related to these awards. An additional 150 thousand deferred share awards were granted to certain of our management employees in 2008, which are payable in cash or stock, all of which have since vested or have been surrendered upon termination of employment. Expenses recognized in 2010 and 2009 related to these grants totaled $0.1 million and $0.4 million, respectively. The deferred share awards are accounted for as liability awards; therefore, the effects of changes in estimated value of EFH Corp. shares are recognized in earnings. As a result of the decline in estimated value of EFH Corp. shares, share-based compensation expense in 2011, 2010 and 2009 was reduced by $1.0 million, $1.9 million and $1.4 million, respectively.

Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•
TCEH's retail operations pay electricity delivery fees to Oncor. Amounts expensed for these fees totaled $1.0 billion, $1.1 billion and $1.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The fees are based on rates regulated by the PUCT that apply to all REPs. The balance sheet as of December 31, 2011 and 2010 reflects amounts due currently to Oncor totaling $138 million and $143 million, respectively, (included in trade accounts and other payables to affiliates) primarily related to these electricity delivery fees.

•
Oncor's bankruptcy-remote financing subsidiary has issued securitization bonds to recover generation-related regulatory assets through a transition surcharge to its customers. Oncor's incremental income taxes related to the transition surcharges it collects are being reimbursed by TCEH. Therefore, the balance sheet reflects a noninterest bearing note payable maturing in 2016 to Oncor of $179 million ($41 million current portion included in trade accounts and other payables to affiliates) and $217 million ($39 million current portion included in trade accounts and other payables to affiliates) as of December 31, 2011 and 2010, respectively. TCEH's payments on the note totaled $39 million, $37 million and $35 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
TCEH reimburses Oncor for interest expense on Oncor's bankruptcy-remote financing subsidiary's securitization bonds. This interest expense, which is paid on a monthly basis, totaled $32 million, $37 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Notes receivable from EFH Corp. are payable to TCEH on demand and arise from cash loaned for debt principal and interest payments and other general corporate purposes of EFH Corp. As of December 31, 2011 and 2010, the notes consisted of:

	December 31, 2011	December 31, 2010
Note related to debt principal and interest payments	$1,359	$916
Note related to general corporate purposes	$233	$1,005
Total	$1,592	$1,921

The principal and interest related demand note has been guaranteed by EFIH and EFCH on a pari passu basis with the EFH Corp. Senior Notes since the Merger. In connection with the amendment to the TCEH Senior Secured Facilities discussed in Note 9, the note related to net borrowings for general corporate purposes is also now guaranteed by EFIH and EFCH on the same basis as the principal and interest related demand note, and $770 million of the note was repaid in April 2011. These demand notes have been pledged as collateral under the TCEH Senior Secured Facilities. As of December 31, 2011, $670 million of the total $1.6 billion of demand notes receivable from EFH Corp. are reported as current in the balance sheet. The current amount represents the amount of outstanding borrowings as of December 31, 2011 under the TCEH Revolving Credit Facility, which are classified as current liabilities and collateralized by the demand notes. Further, EFH Corp. has sufficient liquidity as of December 31, 2011 to repay the current amount. In February 2012, $650 million of the P&I Note was repaid by EFH Corp. bringing the balance of the demand notes to approximately $960 million. The repayment was funded by a debt issuance at EFIH in February 2012. The average daily balance of the notes totaled $1.542 billion, $1.588 billion and $944 million for the years ended December 31, 2011, 2010 and 2009, respectively. The notes carry interest at a rate based on the one-month LIBOR rate plus 5.00% and interest income totaled $82 million, $85 million and $51 million for the years ended December 31, 2011, 2010 and 2009, respectively.

TCEH had a demand note payable to EFH Corp. totaling $770 million for the period February to December 2010 and again for the period January to April 2011. The proceeds from the note were used to repay borrowings under the TCEH Revolving Credit Facility (see Note 9). The average daily balance of the note was $184 million and $644 million for the years ended December 31, 2011 and 2010, respectively. The note carried interest at a rate based on the one-month LIBOR rate plus 3.50%, and interest expense totaled $7 million and $25 million for the years ended December 31, 2011 and 2010, respectively. In addition, EFCH has a demand note payable to EFH Corp., the proceeds from which were used to repay outstanding debt. The note totaled $57 million and $46 million as of December 31, 2011 and 2010, respectively, and carried interest at a rate based on the one-month LIBOR rate plus 5.00%.

•
Receivables from affiliates are measured at historical cost and primarily consist of notes receivable for cash loaned to EFH Corp. for debt principal and interest payments and other general corporate purposes of EFH Corp. as discussed above. TCEH reviews economic conditions, counterparty credit scores and historical payment activity to assess the overall collectability of its affiliated receivables. There were no credit loss allowances as of December 31, 2011 and 2010.

•
Our subsidiaries pay a subsidiary of EFH Corp. for information technology, financial, accounting and other administrative services at cost. These costs, which are primarily reported in SG&A expenses, totaled $213 million, $193 million and $82 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Under Texas regulatory provisions, the trust fund for decommissioning the Comanche Peak nuclear generation facility, reported in investments on our balance sheet, is funded by a delivery fee surcharge billed to REPs by Oncor and remitted monthly to TCEH , with the intent that the trust fund assets will be sufficient to fund the decommissioning liability. The delivery fee surcharges remitted to TCEH totaled $17 million in the year ended December 31, 2011 and $16 million in each of the years ended December 31, 2010 and 2009, respectively. Income and expenses associated with the trust fund and the decommissioning liability are offset by a net change in the intercompany receivable/payable between Oncor and us, which in turn results in a change in Oncor's net regulatory asset/liability. As of December 31, 2011 and 2010, the excess of the trust fund balance over the decommissioning liability resulted in a payable to Oncor totaling $225 million and $206 million, respectively, included in notes or other liabilities due affiliates in the balance sheet.

•
TCEH had posted cash collateral totaling $4 million as of December 31, 2010 to Oncor related to interconnection agreements for the generation unit developed by TCEH. The collateral was returned in April 2011. The collateral was reported in our December 31, 2010 balance sheet in other current assets.

•
EFH Corp. files a consolidated federal income tax return; however, under a tax sharing agreement, our federal income tax and Texas margin tax expense and related balance sheet amounts, including income taxes payable to or receivable from EFH Corp., are recorded as if we file our own corporate income tax return. As a result, we had income taxes payable to EFH Corp. of $74 million and $21 million as of December 31, 2011 and 2010, respectively. We made income tax payments to EFH Corp. totaling $123 million, $49 million and $27 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Certain transmission and distribution utilities in Texas have tariffs in place to assure adequate credit worthiness of any REP to support the REP's obligation to collect securitization bond-related (transition) charges on behalf of the utility. Under these tariffs, as a result of TCEH's credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, as of December 31, 2011 and 2010, TCEH had posted letters of credit in the amount of $12 million and $14 million, respectively, for the benefit of Oncor.

•
Oncor and Texas Holdings agreed to the terms of a stipulation with major interested parties to resolve all outstanding issues in the PUCT review related to the Merger. As part of this stipulation, TCEH would be required to post a letter of credit in an amount equal to $170 million to secure its payment obligations to Oncor in the event, which has not occurred, two or more rating agencies downgrade Oncor's credit ratings below investment grade.

•
In 2007, TCEH entered into the TCEH Senior Secured Facilities with syndicates of financial institutions and other lenders. These syndicates included affiliates of GS Capital Partners, which is a member of the Sponsor Group. Affiliates of each member of the Sponsor Group, have from time to time engaged in commercial banking transactions with us and/or provided financial advisory services to us, in each case in the normal course of business, and participated on terms similar to nonaffiliated lenders in the April 2011 amendment and extension of the TCEH Senior Secured Facilities discussed in Note 9.

•
In the year ended December 31, 2011, fees paid to Goldman, Sachs & Co. (Goldman), an affiliate of GS Capital Partners, related to debt issuances and exchanges totaled $26 million, described as follows: (i) Goldman acted as a joint lead arranger and joint book-runner in the April 2011 amendment and extension of the TCEH Senior Secured Facilities discussed in Note 9 and received fees totaling $17 million; (ii) Goldman also acted as a joint book-running manager and initial purchaser in the issuance of $1.750 billion principal amount of TCEH Senior Secured Notes as part of the April 2011 amendment and extension and received fees totaling $9 million. Affiliates of KKR and TPG Capital, L.P. served as advisers to these transactions and each received $5 million as compensation for their services.

In October 2010, Goldman acted as an initial purchaser in the issuance of $350 million principal amount of TCEH 15% Senior Secured Second Lien Notes (Series B) as discussed in Note 9 and received fees totaling $1 million.

•	Affiliates of GS Capital Partners are parties to certain commodity and interest rate hedging transactions with us in the normal course of business.

•	Affiliates of the Sponsor Group have, and in the future may, sell or acquire debt or debt securities issued by us in open market transactions or through loan syndications.

•	As a result of debt repurchase and exchange transactions in 2009, 2010 and 2011, EFH Corp. and EFIH held as investments TCEH debt securities as follows (principal amounts):

	December 31, 2011	December 31, 2010
TCEH Senior Notes
Held by EFH Corp.	$284	$244
Held by EFIH	79	79
TCEH Term Loan Facilities
Held by EFH Corp.	19	20
Total	$382	$343

Interest expense on the notes totaled $34 million, $30 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

See Notes 9 and 10 for guarantees and push-down of certain EFH Corp. debt, Note 16 for allocation of EFH Corp. pension and OPEB costs to us and Note 17 for discussion of stock-based compensation.

Supplementary Financial Information	12 Months Ended
Dec. 31, 2011
Supplementary Financial Information [Abstract]
Supplementary Financial Information
SUPPLEMENTARY FINANCIAL INFORMATION

Interest Expense and Related Charges

	Year Ended December 31,
	2011	2010	2009
Interest paid/accrued (including net amounts settled/accrued under interest rate swaps)	$2,618	$2,477	$2,560
Accrued interest to be paid with additional toggle notes (Note 9)	166	217	207
Unrealized mark-to-market net (gain) loss on interest rate swaps	812	207	(696)
Amortization of interest rate swap losses at dedesignation of hedge accounting	27	87	183
Amortization of fair value debt discounts resulting from purchase accounting	17	17	17
Amortization of debt issuance, amendment and extension costs and discounts (a)	183	122	124
Capitalized interest	(31)	(60)	(274)
Total interest expense and related charges	$3,792	$3,067	$2,121

_________________

(a)	Includes write-off in the second quarter 2011 of $16 million of previously deferred fees as a result of the amendment and extension transactions in April 2011 (see Note 9).

Restricted Cash

	As of December 31, 2011		As of December 31, 2010
	Current Assets	Noncurrent Assets	Current Assets	Noncurrent Assets
Amounts related to TCEH's Letter of Credit Facility (See Note 9)	$—	$947	$—	$1,135
Amounts related to margin deposits held	129	—	33	—
Total restricted cash	$129	$947	$33	$1,135

Inventories by Major Category

	December 31,
	2011	2010
Materials and supplies	$177	$162
Fuel stock	203	198
Natural gas in storage	38	35
Total inventories	$418	$395

Property, Plant and Equipment

	December 31,
	2011	2010
Generation and mining	$22,607	$22,313
Other assets	427	387
Total	23,034	22,700
Less accumulated depreciation	4,723	3,490
Net of accumulated depreciation	18,311	19,210
Construction work in progress	575	580
Nuclear fuel (net of accumulated amortization of $776 and $610)	320	353
Held for sale	12	12
Property, plant and equipment — net	$19,218	$20,155

Depreciation expense totaled $1.330 billion, $1.245 billion and $1.051 billion for the years ended December 31, 2011, 2010 and 2009, respectively.

We began depreciating two newly constructed lignite-fueled generation units in the fourth quarter 2009 and the third new unit in the second quarter 2010.

Assets related to capitalized leases included above totaled $67 million and $78 million as of December 31, 2011 and 2010, respectively, net of accumulated depreciation.

Asset Retirement Obligations

These liabilities primarily relate to nuclear generation plant decommissioning, land reclamation related to lignite mining, removal of lignite/coal-fueled plant ash treatment facilities and generation plant asbestos removal and disposal costs. There is no earnings impact with respect to the recognition of the asset retirement costs for nuclear decommissioning, as all costs are recoverable through the regulatory process as part of Oncor's rates.

The following table summarizes the changes to the asset retirement liability, reported in other current liabilities and other noncurrent liabilities and deferred credits in the balance sheet, during the years ended December 31, 2011 and 2010:

	Nuclear Plant Decommissioning	Mining Land Reclamation and Other	Total
Liability as of January 1, 2010	$794	$154	$948
Additions:
Accretion	32	25	57
Incremental reclamation costs	—	33	33
Reductions:
Payments	—	(48)	(48)
Adjustment for new cost estimate (a)	(497)	—	(497)
Liability as of December 31, 2010	329	164	493
Additions:
Accretion	19	29	48
Incremental reclamation costs	—	67	67
Reductions:
Payments	—	(72)	(72)
Liability as of December 31, 2011	348	188	536
Less amounts due currently	—	(31)	(31)
Noncurrent liability as of December 31, 2011	$348	$157	$505
_________________

(a)
The adjustment resulted from a new cost estimate completed in 2010. In accordance with regulatory requirements, a new cost estimate is completed every five years. A decline in the liability was driven by lower cost escalation assumptions in the new estimate. The reduction in the liability was offset in part by a reduction in the carrying value of the nuclear facility with the balance offset by an increase in the noncurrent liability to Oncor, which in turn resulted in a regulatory liability on Oncor's balance sheet. (Also see Note 18.)

Other Noncurrent Liabilities and Deferred Credits
The balance of other noncurrent liabilities and deferred credits consists of the following:

	December 31,
	2011	2010
Uncertain tax positions (including accrued interest) (Note 5)	$1,220	$1,059
Asset retirement and mining reclamation obligations	505	452
Unfavorable purchase and sales contracts	647	673
Retirement plan and other employee benefits	44	44
Other	8	8
Total other noncurrent liabilities and deferred credits	$2,424	$2,236

Unfavorable Purchase and Sales Contracts — Unfavorable purchase and sales contracts primarily represent the extent to which contracts on a net basis were unfavorable to market prices as of the date of the Merger. These are contracts for which: (i) TCEH has made the "normal" purchase or sale election allowed or (ii) the contract did not meet the definition of a derivative under accounting standards related to derivative instruments and hedging transactions. Under purchase accounting, TCEH recorded the value as of October 10, 2007 as a deferred credit. Amortization of the deferred credit related to unfavorable contracts is primarily on a straight-line basis, which approximates the economic realization, and is recorded as revenues or a reduction of purchased power costs as appropriate. The amortization amount totaled $26 million in 2011 and $27 million in both 2010 and 2009. Favorable purchase and sales contracts are recorded as intangible assets (see Note 4).

The estimated amortization of unfavorable purchase and sales contracts for each of the next five fiscal years is as follows:

Year	Amount
2012	$27
2013	26
2014	25
2015	25
2016	25

Outsourcing Exit Liabilities

In connection with the closing of the Merger, EFH Corp. and TCEH commenced a review, under the change of control provision, of certain outsourcing arrangements with Capgemini, Capgemini America, Inc. and Capgemini North America, Inc. (collectively, CgE). In 2008, EFH Corp. and TCEH entered separation agreements with CgE that, among other things, terminated the outsourcing arrangements under which Capgemini had provided outsourced support services, including information technology, customer care and billing, human resources, procurement and certain finance and accounting activities. The effects of the termination of the outsourcing arrangements, including an accrued liability of $38 million for incremental costs to exit and transition the services, were included in the final purchase price allocation for the Merger. The following table summarizes the changes to the exit liability:

Liability for exit activities as of January 1, 2009	$38
Payments recorded against liability	(24)
Other adjustments to the liability (a)	(11)
Liability for exit activities as of December 31, 2009	$3
Payments recorded against liability	(1)
Other adjustments to the liability (a)	(2)
Liability for exit activities as of December 31, 2010	$—
 _________________

(a)	Represents reversal of exit liabilities due primarily to a shorter than expected outsourcing services transition period.

Supplemental Cash Flow Information

	Year Ended December 31,
	2011	2010	2009
Cash payments (receipts) related to:
Interest paid (a)	$2,469	$2,269	$2,305
Capitalized interest	(31)	(60)	(274)
Interest paid (net of capitalized interest) (a)	2,438	2,209	2,031
Income taxes	123	49	27
Noncash investing and financing activities:
Effect of push down of debt from Parent	(167)	(1,618)	(33)
Effect of Parent's payment of interest and issuance of toggle notes as consideration for cash interest, net of tax, on pushed down debt	33	(99)	227
Principal amount of TCEH Toggle Notes issued in lieu of cash interest (Note 9)	162	211	202
Capital leases	—	—	15
Contribution related to EFH Corp. stock-based compensation	5	7	4
Construction expenditures (b)	62	83	130
Debt exchange transactions	—	527	—
Gain on termination of long-term power sales contract (Note 7)	—	116	—

_________________

(a)	Net of interest received on interest rate swaps.

(b)	Represents end-of-period accruals.

Supplemental Guarantor Condensed Financial Information	12 Months Ended
Dec. 31, 2011
Supplemental Guarantor Condensed Financial Information [Abstract]
Supplemental Guarantor Condensed Financial Information
SUPPLEMENTAL GUARANTOR CONDENSED FINANCIAL INFORMATION

As of December 31, 2011, TCEH and TCEH Finance, as Co-Issuers, had outstanding $5.056 billion aggregate principal amount of 10.25% Senior Notes Due 2015, 10.25% Senior Notes due 2015 Series B and Toggle Notes (collectively, the TCEH Senior Notes) and $1.571 billion aggregate principal amount of 15% Senior Secured Second Lien Notes due 2021 and 15% Senior Secured Second Lien Notes due 2021 (Series B) (collectively, the TCEH Senior Secured Second Lien Notes). The TCEH Senior Notes and the TCEH Senior Secured Second Lien Notes are unconditionally guaranteed by EFCH and by each subsidiary (all 100% owned by TCEH) that guarantees the TCEH Senior Secured Facilities (collectively, the Guarantors). The guarantees issued by the Guarantors are full and unconditional, joint and several guarantees of the TCEH Senior Notes and the TCEH Senior Secured Second Lien Notes. The guarantees of the TCEH Senior Notes rank equally with any senior unsecured indebtedness of the Guarantors and rank effectively junior to all of the secured indebtedness of the Guarantors to the extent of the assets securing that indebtedness. The guarantees of the TCEH Senior Secured Second Lien Notes rank equally in right of payment with all senior indebtedness of TCEH, are senior in right of payment to all existing or future unsecured debt of TCEH to the extent of the value of the TCEH Collateral (after taking into account any first-priority liens on the TCEH Collateral) and are senior in right of payment to any future subordinated debt of TCEH. These notes are effectively subordinated to TCEH's obligations under the TCEH Senior Secured Facilities, the TCEH Senior Secured Notes issued in April 2011 (see Note 9) and TCEH's commodity and interest rate hedges that are secured by a first-priority lien on the TCEH Collateral and any future obligations subject to first-priority liens on the TCEH Collateral, to the extent of the value of the TCEH Collateral. All other subsidiaries of EFCH, either direct or indirect, do not guarantee the TCEH Senior Notes or TCEH Senior Secured Second Lien Notes (collectively the Non-Guarantors). The indentures governing the TCEH Senior Notes and the TCEH Senior Secured Second Lien Notes contain certain restrictions, subject to certain exceptions, on EFCH's ability to pay dividends or make investments. See Note 11.

The following tables have been prepared in accordance with Regulation S-X Rule 3-10, "Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered" in order to present the condensed consolidating statements of income and of cash flows of EFCH (Parent), TCEH (Issuer), the Guarantors and the Non-Guarantors for the years ended December 31, 2011, 2010 and 2009 and the condensed consolidating balance sheets as of December 31, 2011 and December 31, 2010 of the Parent, Issuer, the Guarantors and the Non-Guarantors. Investments in consolidated subsidiaries are accounted for under the equity method. The presentations reflect the application of SEC Staff Accounting Bulletin Topic 5J, "Push Down Basis of Accounting Required in Certain Limited Circumstances," including the effects of the push down of $319 million and $464 million of the EFH Corp. Senior Notes and $388 million and $386 million of the EFH Corp. Senior Secured Notes to the Parent as of December 31, 2011 and December 31, 2010, respectively, and the TCEH Senior Notes, TCEH Senior Secured Notes (2011 only), TCEH Senior Secured Second Lien Notes and TCEH Senior Secured Facilities to the Other Guarantors as of December 31, 2011 and December 31, 2010. TCEH Finance's sole function is to be the co-issuer of the certain TCEH debt securities; therefore, it has no other independent assets, liabilities or operations (see Note 9).

EFCH (parent entity) received no dividends/distributions from its consolidated subsidiaries for the years ended December 31, 2011, 2010 and 2009.
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Statements of Income (Loss) For the Year Ended December 31, 2011 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Operating revenues	$—	$—	$7,040	$11	$(11)	$7,040
Fuel, purchased power costs and delivery fees	—	—	(3,396)	—	—	(3,396)
Net gain (loss) from commodity hedging and trading activities	—	1,018	(7)	—	—	1,011
Operating costs	—	—	(924)	—	—	(924)
Depreciation and amortization	—	—	(1,470)	—	—	(1,470)
Selling, general and administrative expenses	—	—	(735)	(4)	11	(728)
Franchise and revenue-based taxes	—	—	(96)	—	—	(96)
Other income	6	(16)	58	—	—	48
Other deductions	—	(87)	(437)	—	—	(524)
Interest income	—	381	694	—	(989)	86
Interest expense and related charges	(94)	(4,370)	(2,301)	(7)	2,980	(3,792)

Loss before income taxes and equity earnings of subsidiaries	(88)	(3,074)	(1,574)	—	1,991	(2,745)

Income tax benefit	26	1,067	520	—	(670)	943

Equity earnings (losses) of subsidiaries	(1,740)	267	—	—	1,473	—

Net loss	$(1,802)	$(1,740)	$(1,054)	$—	$2,794	$(1,802)
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY Condensed Consolidating Statements of Income (Loss) For the Year Ended December 31, 2010 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Operating revenues	$—	$—	$8,223	$12	$—	$8,235
Fuel, purchased power costs and delivery fees	—	—	(4,371)	—	—	(4,371)
Net gain from commodity hedging and trading activities	—	1,373	788	—	—	2,161
Operating costs	—	—	(837)	—	—	(837)
Depreciation and amortization	—	—	(1,380)	—	—	(1,380)
Selling, general and administrative expenses	—	—	(718)	(4)		(722)
Franchise and revenue-based taxes	—	—	(106)	—	—	(106)
Impairment of goodwill	—	(4,100)	—	—	—	(4,100)
Other income	—	727	176	—	—	903
Other deductions	—	—	(17)	(1)	—	(18)
Interest income	1	388	454	—	(753)	90
Interest expense and related charges	(231)	(3,409)	(1,867)	(6)	2,446	(3,067)
Income (loss) before income taxes and equity earnings of subsidiaries	(230)	(5,021)	345	1	1,693	(3,212)
Income tax (expense) benefit	83	281	(91)	—	(591)	(318)
Equity earnings (losses) of subsidiaries	(3,383)	1,357	—	—	2,026	—
Net income (loss)	$(3,530)	$(3,383)	$254	$1	$3,128	$(3,530)
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Statements of Income (Loss) For the Year Ended December 31, 2009 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Operating revenues	$—	$—	$7,911	$—	$—	$7,911
Fuel, purchased power costs and delivery fees	—	—	(3,934)	—	—	(3,934)
Net gain from commodity hedging and trading activities	—	1,049	687	—	—	1,736
Operating costs	—	—	(693)	—	—	(693)
Depreciation and amortization	—	—	(1,172)	—	—	(1,172)
Selling, general and administrative expenses	—	(1)	(737)	(3)	—	(741)
Franchise and revenue-based taxes	—	—	(108)	—	—	(108)
Impairment of goodwill	—	(70)	—	—	—	(70)
Other income	—	20	39	—	—	59
Other deductions	—	—	(63)	—	—	(63)
Interest income	—	431	419	—	(788)	62
Interest expense and related charges	(289)	(2,646)	(1,696)	—	2,510	(2,121)
Income (loss) before income taxes and equity earnings of subsidiaries	(289)	(1,217)	653	(3)	1,722	866
Income tax (expense) benefit	95	351	(201)	1	(597)	(351)
Equity earnings (losses) of subsidiaries	709	1,575	—	—	(2,284)	—
Net income (loss)	$515	$709	$452	$(2)	$(1,159)	$515
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Statements of Cash Flows For the Year Ended December 31, 2011 (Millions of Dollars)

	Parent Guarantor		Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(4)	—	$(1,572)	$2,827	$(15)	$—	$1,236
Cash flows — financing activities:
Notes due to affiliates	12		2,370	—	7	(2,389)	—
Issuances of long-term debt	—		1,750	—	—	—	1,750
Repayments/repurchases of long-term debt	(8)		(1,372)	(28)	—	—	(1,408)
Net short-term borrowings under accounts receivable securitization program	—		—	—	8	—	8
Decrease in other short-term borrowings	—		(455)	—	—	—	(455)
Decrease in income tax-related note payable to Oncor	—		—	(39)	—	—	(39)
Contributions from noncontrolling interests	—		—	—	16	—	16
Debt amendment, exchange and issuance costs	—		(843)	—	—	—	(843)
Other, net	—		(2)	—	—	—	(2)
Cash provided by (used in) financing activities	4		1,448	(67)	31	(2,389)	(973)
Cash flows — investing activities:
Capital expenditures	—		—	(515)	(15)	—	(530)
Nuclear fuel purchases	—		—	(132)	—	—	(132)
Notes/loans (to) from affiliates	—		—	(2,043)	—	2,389	346
Proceeds from sale of assets	—		—	49	—	—	49
Reduction of restricted cash related to TCEH letter of credit facility	—		188	—	—	—	188
Other changes in restricted cash	—		—	(96)	—	—	(96)
Proceeds from sales of environmental allowances and credits	—		—	10	—	—	10
Purchases of environmental allowances and credits	—		—	(17)	—	—	(17)
Proceeds from sales of nuclear decommissioning trust fund securities	—		—	2,419	—	—	2,419
Investments in nuclear decommissioning trust fund securities	—		—	(2,436)	—		(2,436)
Other-net	—		—	9	—	—	9
Cash provided by (used in) investing activities	—		188	(2,752)	(15)	2,389	(190)
Net change in cash and cash equivalents	—		64	8	1	—	73
Cash and cash equivalents — beginning balance	—		23	15	9	—	47
Cash and cash equivalents — ending balance	$—		$87	$23	$10	$—	$120
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Statements of Cash Flows For the Year Ended December 31, 2010 (Millions of Dollars)

	Parent Guarantor		Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(22)	—	$(829)	$2,208	$(100)	$—	$1,257
Cash flows — financing activities:
Issuances of long-term debt	—		350	3	—	—	353
Repayments/repurchases of long-term debt	(8)		(550)	(89)	—	—	(647)
Net short-term borrowings under accounts receivable securitization program	—		—	—	96	—	96
Increase in other short-term borrowings	—		172	—	—	—	172
Notes/loans from affiliates	34		—	—	—	—	34
Advances from affiliates	(4)		814	—	—	(810)	—
Decrease in income tax-related note payable to Oncor	—		—	(37)	—	—	(37)
Contributions from noncontrolling interests	—		—	—	32	—	32
Debt discount, financing and reacquisition expenses	—		—	(13)	—	—	(13)
Other-net	—		—	37	—	—	37
Cash provided by (used in) financing activities	22		786	(99)	128	(810)	27
Cash flows — investing activities:
Net notes/loans to affiliates	—		—	(1,313)	—	810	(503)
Capital expenditures	—		—	(764)	(32)	—	(796)
Nuclear fuel purchases	—		—	(106)	—	—	(106)
Proceeds from sale of assets	—		—	141	—	—	141
Proceeds from sale of environmental allowances and credits	—		—	12	—	—	12
Purchases of environmental allowances and credits	—		—	(30)	—	—	(30)
Changes in restricted cash	—		—	(33)	—	—	(33)
Proceeds from sales of nuclear decommissioning trust fund securities	—		—	974	—	—	974
Investments in nuclear decommissioning trust fund securities	—		—	(990)	—	—	(990)
Other-net	—		(11)	4	—	—	(7)
Cash used in investing activities	—		(11)	(2,105)	(32)	810	(1,338)
Net change in cash and cash equivalents	—		(54)	4	(4)	—	(54)
Effect of consolidation of VIE	—		—	—	7	—	7
Cash and cash equivalents — beginning balance	—		77	11	6	—	94
Cash and cash equivalents — ending balance	$—		$23	$15	$9	$—	$47
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Statements of Cash Flows For the Year Ended December 31, 2009 (Millions of Dollars)

	Parent/ Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Cash provided by (used in) operating activities	$(8)	$(1,333)	$2,736	$(11)	$—	$1,384
Cash flows — financing activities:
Issuances of long-term debt	—	522	—	—	—	522
Repayments/repurchases of long-term debt	(7)	(174)	(98)	—	—	(279)
Increase in other short-term borrowings	—	53	—	—	—	53
Notes/loans from affiliates	15	286	—	41	(377)	(35)
Contributions from noncontrolling interests	—	—	—	48	—	48
Debt discount, financing and reacquisition expenses	—	(33)	—	(2)	—	(35)
Other-net	—	—	5	—	—	5
Cash provided by (used in) financing activities	8	654	(93)	87	(377)	279
Cash flows — investing activities:
Capital expenditures and nuclear fuel purchases	—	—	(1,451)	(70)	—	(1,521)
Redemption of investment held in money market fund	—	142	—	—	—	142
Reduction of restricted cash related to letter of credit facility	—	115	—	—	—	115
Proceeds from sales of environmental allowances and credits	—	—	19	—	—	19
Purchases of environmental allowances and credits	—	—	(19)	—	—	(19)
Proceeds from sales of nuclear decommissioning trust fund securities	—	—	3,064	—	—	3,064
Investments in nuclear decommissioning trust fund securities	—	—	(3,080)	—	—	(3,080)
Net notes/loans to affiliates	—	—	(1,199)	—	377	(822)
Proceeds from sale of assets	—	40	1	—	—	41
Other-net	—	(16)	29	—	—	13
Cash provided by (used in) investing activities	—	281	(2,636)	(70)	377	(2,048)
Net change in cash and cash equivalents	—	(398)	7	6	—	(385)
Cash and cash equivalents — beginning balance	—	475	4	—	—	479
Cash and cash equivalents — ending balance	$—	$77	$11	$6	$—	$94
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Balance Sheets As of December 31, 2011 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$87	$23	$10	$—	$120
Restricted cash	—	—	129	—	—	129
Advances to affiliates	—	—	41	—	(41)	—
Trade accounts receivable – net	—	4	651	525	(420)	760
Income taxes receivable	11	85	—	—	(96)	—
Accounts receivable from affiliates	—	9	—	—	(9)	—
Notes receivable from parent	—	670	—	—	—	670
Inventories	—	—	418	—	—	418
Commodity and other derivative contractual assets	—	1,630	1,253	—	—	2,883
Accumulated deferred income taxes	3	—	—	—	(3)	—
Margin deposits related to commodity positions	—	—	56	—	—	56
Other current assets	—	—	57	1	1	59
Total current assets	14	2,485	2,628	536	(568)	5,095
Restricted cash	—	947	—	—	—	947
Investments	(6,860)	22,903	663	—	(16,077)	629
Property, plant and equipment – net	—	—	19,086	132	—	19,218
Notes receivable from parent	—	922	—	—	—	922
Advances to affiliates	—	—	8,785	—	(8,785)	—
Goodwill	—	6,152	—	—	—	6,152
Identifiable intangible assets – net	—	—	1,826	—	—	1,826
Commodity and other derivative contractual assets	—	1,511	41	—	—	1,552
Accumulated deferred income taxes	—	294	—	1	(295)	—
Other noncurrent assets, principally unamortized amendment/issuance costs	6	974	902	6	(889)	999
Total assets	$(6,840)	$36,188	$33,931	$675	$(26,614)	$37,340
LIABILITIES AND EQUITY
Current liabilities:
Short-term borrowings	$—	$670	$670	$104	$(670)	$774
Notes/advances from affiliates	10	8,816	—	7	(8,826)	7
Long-term debt due currently	11	—	28	—	—	39
Trade accounts payable	—	—	552	421	(420)	553
Trade accounts and other payables to affiliates	—	—	215	3	(9)	209
Notes payable to parent/affiliate	57	—	—	—	—	57
Commodity and other derivative contractual liabilities	—	980	804	—	—	1,784
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Balance Sheets As of December 31, 2011 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Margin deposits related to commodity positions	—	865	196	—	—	1,061
Accumulated deferred income taxes	—	4	52	—	(3)	53
Accrued income taxes payable to parent	—	—	170	—	(96)	74
Accrued taxes other than income	—	—	136	—	—	136
Accrued interest	24	369	258	—	(257)	394
Other current liabilities	—	11	257	1	(3)	266
Total current liabilities	102	11,715	3,338	536	(10,284)	5,407
Accumulated deferred income taxes	82	—	4,124	—	506	4,712
Commodity and other derivative contractual liabilities	—	1,670	22	—	—	1,692
Notes or other liabilities due affiliates	—	—	363	—	—	363
Long-term debt held by affiliate	—	382	—	—	—	382
Long-term debt, less amounts due currently	782	29,230	28,672	—	(28,608)	30,076
Other noncurrent liabilities and deferred credits	13	52	2,358	—	1	2,424
Total liabilities	979	43,049	38,877	536	(38,385)	45,056
EFCH shareholder's equity	(7,819)	(6,861)	(4,946)	36	11,771	(7,819)
Noncontrolling interests in subsidiaries	—	—	—	103	—	103
Total equity	(7,819)	(6,861)	(4,946)	139	11,771	(7,716)
Total liabilities and equity	$(6,840)	$36,188	$33,931	$675	$(26,614)	$37,340
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Balance Sheets As of December 31, 2010 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$—	$23	$15	$9	$—	$47
Restricted cash	—	—	33	—	—	33
Advances to affiliates (a)	—	—	39	—	(39)	—
Trade accounts receivable – net	—	4	891	612	(516)	991
Income taxes receivable	—	—	59	—	(59)	—
Accounts receivable from affiliates	—	3	—	—	(3)	—
Notes receivable from parent	—	1,921	—	—	—	1,921
Inventories	—	—	395	—	—	395
Commodity and other derivative contractual assets	—	696	1,944	—	—	2,640
Accumulated deferred income taxes	3	—	—	—	(3)	—
Margin deposits related to commodity positions	—	—	166	—	—	166
Other current assets	—	—	35	2	—	37
Total current assets	3	2,647	3,577	623	(620)	6,230
Restricted cash	—	1,135	—	—	—	1,135
Investments	(5,145)	22,632	635	—	(17,520)	602
Property, plant and equipment – net	—	—	20,043	112	—	20,155
Advances to affiliates (a)	—	—	6,744	—	(6,744)	—
Goodwill	—	6,152	—	—	—	6,152
Identifiable intangible assets – net	—	—	2,371	—	—	2,371
Commodity and other derivative contractual assets	—	1,760	311	—	—	2,071
Accumulated deferred income taxes	—	—	—	1	(1)	—
Other noncurrent assets, principally unamortized issuance costs	11	403	377	6	(369)	428
Total assets	$(5,131)	$34,729	$34,058	$742	$(25,254)	$39,144
LIABILITIES AND EQUITY
Current liabilities:
Short-term borrowings	$—	$1,125	$1,125	$96	$(1,125)	$1,221
Notes/advances from affiliates	8	6,774	—	1	(6,783)	—
Long-term debt due currently	9	621	233	—	(205)	658
Trade accounts payable	—	—	666	519	(516)	669
Trade accounts and other payables to affiliates	—	—	210	3	(3)	210
Notes payable to parent/affiliate	46	—	—	—	—	46
Commodity and other derivative contractual liabilities	—	918	1,246	—	—	2,164
Margin deposits related to commodity positions	—	341	290	—	—	631
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY AND SUBSIDIARIES Condensed Consolidating Balance Sheets As of December 31, 2010 (Millions of Dollars)

	Parent Guarantor	Issuer	Other Guarantors	Non-guarantors	Eliminations	Consolidated
Accrued income taxes payable to parent	—	79	—	1	(59)	21
Accrued taxes other than income	—	—	130	—	—	130
Accrued interest	26	298	185	—	(183)	326
Other current liabilities	—	8	253	—	(7)	254
Total current liabilities	89	10,164	4,338	620	(8,881)	6,330
Accumulated deferred income taxes	70	376	5,655	—	(101)	6,000
Commodity and other derivative contractual liabilities	—	831	38	—	—	869
Notes or other liabilities due affiliates	—	—	384	—	—	384
Long-term debt held by affiliate	—	343	—	—	—	343
Long-term debt, less amounts due currently	934	28,106	27,550	—	(27,459)	29,131
Other noncurrent liabilities and deferred credits	12	55	2,169	—	—	2,236
Total liabilities	1,105	39,875	40,134	620	(36,441)	45,293
EFCH shareholder's equity	(6,236)	(5,146)	(6,076)	35	11,187	(6,236)
Noncontrolling interests in subsidiaries	—	—	—	87	—	87
Total equity	(6,236)	(5,146)	(6,076)	122	11,187	(6,149)
Total liabilities and equity	$(5,131)	$34,729	$34,058	$742	$(25,254)	$39,144
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(a)
During the preparation of our December 31, 2011 financial statements, we determined that $6.7 billion of the advances from affiliates within the 'Other Guarantors' column previously reported within current assets should be classified as long-term.  We believe this correction is not material.